                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 Metrocall, Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

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                                       ii

                                [METROCALL LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 1997

To the Stockholders of Metrocall, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the "Annual Meeting") of Metrocall, Inc. ("Metrocall") will be held at the Ritz-Carlton, Pentagon City located at 1250 South Hayes Street, Arlington, Virginia on May 7, 1997, at 9:00 a.m., Eastern Standard Time, to consider and act upon the following proposals:

        1. To elect three directors, each for a three-year term (Proposal One);

        2. To ratify the appointment by the Board of Directors of the firm of Arthur Andersen LLP as independent public accountants of Metrocall for the fiscal year ending December 31, 1997 (Proposal Two);

        3. To consider and act upon the amendment to Metrocall's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 33,500,000 to 60,000,000 (Proposal Three);

        4. To consider and act upon the proposal to approve the provisions of
    Section 5 of the Certificate of Designation for the Series B Preferred Stock permitting the convertibility of Series B Preferred Stock into Common Stock (Proposal Four);

        5. To consider and act upon certain amendments to Metrocall's 1996 Stock Option Plan (Proposal Five); and

        6. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Pursuant to Metrocall's Bylaws, the Board of Directors has fixed the close of business on March 14, 1997, as the record date for the Annual Meeting. Only holders of record of Metrocall Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                          By Order of the Board of Directors

                                          /s/ RICHARD M. JOHNSTON

                                          Richard M. Johnston
                                          Chairman of the Board

Alexandria, Virginia,
April 7, 1997

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 METROCALL, INC.

                                 PROXY STATEMENT

                                       FOR
                    ANNUAL MEETING OF METROCALL STOCKHOLDERS

                            TO BE HELD ON MAY 7, 1997

                             INTRODUCTORY STATEMENT

  This Proxy Statement is being furnished to the stockholders of Metrocall, Inc., a Delaware corporation ("Metrocall" or the "Company"), as part of the solicitation of proxies by its board of directors (the "Board of Directors" or the "Board") from holders of the outstanding shares of Metrocall common stock, par value $.01 per share ("Common Stock"), for use at the Annual Meeting of Stockholders of Metrocall to be held on May 7, 1997, and at any adjournments thereof ("Annual Meeting") at the Ritz-Carlton, Pentagon City, 1250 South Hayes Street, Arlington, Virginia at 9:00 a.m., Eastern Daylight Time. At the Annual Meeting, stockholders will be asked to elect three members of the Board of Directors (Proposal One); ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 1997 (Proposal Two); consider and act upon the amendment to Metrocall's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock (Proposal Three); consider and act upon the proposal to approve the provisions of Section 5 of the Certificate of Designation for the Series B Preferred Stock permitting convertibility of Series B Preferred Stock into Common Stock (Proposal Four); consider and act upon certain amendments to Metrocall's 1996 Stock Option Plan (Proposal Five); and to transact such other business as may properly come before the meeting or any adjournments thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to stockholders of Metrocall on or about April 7, 1997.


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

  Each outstanding share of Common Stock is entitled to one vote on all matters as to which a vote is taken at the Annual Meeting. The close of business on March 14, 1997, has been fixed by the Board of Directors of Metrocall as the record date (the "Record Date") for determination of stockholders entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date was 25,050,617. The presence, in person or by proxy, of at least a majority of the shares of Common Stock outstanding on the Record Date (12,525,309 shares) is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Directors are elected (Proposal One) by a plurality of the votes of shares present (in person or by proxy) and entitled to vote. Proposal Two (Ratification of Independent of Public Accountants) will be approved if the votes cast in favor of the proposal exceed the votes cast in opposition to the proposal. Abstentions and broker non-votes with regard to Proposals One and Two will have no effect on the outcome. Proposal Three (Amendment to Metrocall's Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares) requires the affirmative vote of a majority of the Common Stock outstanding and entitled to vote as of the record date. Abstentions and broker non-votes will be equivalent to a vote against Proposal Three. Proposal Four (Convertibility of Series B Preferred Stock into Common Stock) and Proposal Five (Amendment to Metrocall's 1996 Stock Option Plan) each require the affirmative vote of a majority of the votes of shares present or represented and entitled to vote at the Annual Meeting. For purposes of determining the number of votes present or represented and entitled to vote with respect to Proposals Four and Five, abstentions will be counted (and will, therefore, be equivalent to a vote against), but broker non-votes will not be counted.

  All proxies in the enclosed form of proxy that are properly executed and returned to Metrocall prior to commencement of voting at the Annual Meeting will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions thereon. Executed but unmarked proxies will be voted FOR all proposals set forth in this Proxy Statement. Any proxy may be revoked by any stockholder who attends the Annual Meeting and gives notice of his or her intention to vote in person without compliance with any other formalities. In addition, any Metrocall stockholder may revoke a proxy at any time before it is voted by executing and delivering a subsequent proxy or by delivering a written notice to the Secretary of Metrocall stating that the proxy is revoked. At the Annual Meeting, stockholder votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election.

  The Board of Directors does not know of any matters other than those set forth herein which may come before the Annual Meeting. If any other matters are properly presented at the Annual Meeting for action, it is intended that the persons named in the applicable form of proxy will vote in accordance with their best judgment on such matters.

  The expense of printing this Proxy Statement and the proxies solicited hereby will be paid by Metrocall. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of Metrocall, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. Metrocall may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to beneficial owners of shares of Metrocall Common Stock and will provide reimbursement for the cost of forwarding the material in accordance with customary charges. Metrocall has retained Corporate Investor Communications, Inc., at an estimated cost of $3,500, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals.

                                ---------------

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF ALL PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                                ---------------

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information as of March 14, 1997, regarding beneficial ownership of Common Stock by (i) each person who is known to Metrocall to own more than 5% of Common Stock, (ii) each director and executive officer of Metrocall and (iii) all directors and executive officers as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon Metrocall's records and the most recent Schedule 13D or 13G filed by each such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.



                                                      Number of Shares   Percent of
                                                        Beneficially    Common Stock
                      Name                                Owned(a)      Outstanding
----------------------------------------------------  ----------------  ------------

Richard M. Johnston, Chairman of the Board
  and Director ......................................      2,305 (b)       *
William L. Collins, III, President, Chief Executive
  Officer, Vice Chairman of the Board and Director ..    379,554 (c)      1.5%
Vincent D. Kelly, Chief Financial Officer, Treasurer
  and Executive Vice President ......................    201,588 (d)       *
Steven D. Jacoby, Chief Operating Officer and
  Executive Vice President ..........................     82,079 (e)       *
Harry L. Brock, Jr., Director .......................  3,593,710 (f)     14.3%
       6677 Richmond Highway
       Alexandria, VA 22306
Suzanne S. Brock, Director ..........................    200,000 (g)       *
Francis A. Martin, III, Director ....................     62,000 (b)       *
Ronald V. Aprahamian, Director ......................     51,000 (b)       *
Michael Greene, Director ............................  1,937,019 (h)      7.4%
Elliott H. Singer, Director .........................  1,010,797 (i)      4.0%
Ray D. Russenberger, Director .......................  2,129,448          8.5%
Ryal R. Poppa, Director .............................     10,000 (b)       *
All directors and executive officers as a group
 (12 persons) .......................................  9,659,500 (j)     36.4%
 Henry L. Hillman, Elsie Hilliard Hillman and C.G.
  Grefenstette, Trustees ............................  1,196,576 (k)      4.8%
       2000 Grant Building
       Pittsburgh, PA 15219
UBS Capital LLC .....................................  1,937,019 (l)      7.4%
       299 Park Avenue
       New York, NY 10171

----------

*  Less than 1%.

(a) Under the rules of the Securities and Exchange Commission (the "Commission"), a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the Commission's rules. The table does not include shares as to which a party might be deemed to share voting power pursuant to certain agreements described below under "Election of Directors - Voting Agreements."

(b) Includes Common Stock issuable upon the exercise of options (Mr. Johnston, 2,000 shares; Mr. Martin, 12,000 shares; Mr. Aprahamian, 11,000 shares; and Mr. Poppa, 10,000 shares) granted under the Company's stock option plans.

(c) Includes 492 shares owned of record by Collins & Clarke, Inc.; 19,396 shares owned of record by USA Telecommunications, Inc. ("USATel"); 305 shares owned by William L. Collins, Jr.; and 11,846 shares issuable upon the exercise of options exchanged in the merger with FirstPAGE USA, Inc. (the "FirstPAGE Merger") in 1994.

(d) Includes 106,588 shares issuable upon the exercise of options granted under the Company's stock option plans.

(e) Includes 379 shares held of record by Collins & Clarke, Inc.; 988 shares owned of record by USATel; and 9,477 shares issuable upon the exercise of options exchanged in the FirstPAGE Merger.

(f) Excludes 200,000 shares of Common Stock held of record by Suzanne S. Brock, Mr. Brock's wife, of which Mr. Brock disclaims beneficial ownership. Includes 112,510 shares issuable upon exercise of options granted under the Company's stock option plans.

(g) Excludes 3,481,200 shares of Common Stock held of record by Harry L. Brock, Jr., Ms. Brock's husband, of which Ms. Brock disclaims beneficial ownership.

(h) Includes 848,365 shares held by UBS Capital LLC, of which Mr. Greene is a Managing Director. Also includes 1,088,654 shares of Common Stock that may be acquired upon exercise of warrants held by UBS Capital LLC.

(i) Includes 141,452 shares issuable upon exercise of options exchanged in the merger with A+ Network, Inc. ("A+ Network Merger") in 1996.

(j) Includes an aggregate of 254,098 shares of Common Stock issuable upon the exercise of options granted under the Company's stock option plans, and 1,088,654 shares issuable upon exercise of warrants held by UBS Capital LLC. Also includes an aggregate of 21,323 shares of Common Stock issuable upon the exercise of options exchanged in the FirstPAGE Merger and 141,452 shares issuable upon exercise of options exchanged in the A+ Network Merger.

(k) Includes 42,391 shares owned by a trust for the benefit of Henry L. Hillman (the "HLH Trust"), and 1,154,185 shares owned by Wilmington Securities, Inc. ("Wilmington Securities"). Wilmington Securities is a Delaware private investment company indirectly owned by The Hillman Company, a Pittsburgh, Pennsylvania firm engaged in diversified investments and operations, which is controlled by the HLH Trust. The trustees of the HLH Trust are Henry L. Hillman, Elsie Hilliard Hillman and C.G. Grefenstette (the "HLH Trustees"). The HLH Trustees share voting power and dispositive power of the stock of The Hillman Company. Does not include 56,520 shares owned by four irrevocable trusts for the benefit of members of the Hillman family, as to which shares the HLH Trustees (other than Mr. Grefenstette) disclaim beneficial ownership. Does not include 42,391 shares owned by Venhill Limited Partnership ("Venhill"), as to which shares the HLH Trustees disclaim beneficial ownership. Venhill is a Delaware limited partnership, of which the limited partners are trusts for the benefit of members of the Hillman family. Howard B. Hillman, a step-brother of Henry L. Hillman, is the general partner of Venhill.

(l) Includes 1,088,654 shares of Common Stock that may be acquired upon exercise of warrants.


                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

  The Bylaws of Metrocall provide that the number of directors shall not be fewer than three nor more than 11, unless certain events have occurred and are continuing that give the holders of the Company's Series A Convertible Preferred Stock ("Series A

Preferred Stock") the power to elect additional directors. The Board of Directors by resolution has established the number of directors to be eleven. Two of the directors are designated by the holders of the Series A Preferred. Under the Company's Amended and Restated Certificate of Incorporation, the nine directors elected by the Common Stock are divided into three classes that are to be as nearly equal in number as possible. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until new successors are elected and qualified. The class of directors whose term of office expires this year has three members. At the Annual Meeting, three directors will be elected to the Board of Directors, each for a three-year term, to fill those seats on the Board.

  It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or will be unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.


INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

  The following table sets forth the names of the Board of Directors' nominees for election as directors and those directors who will continue to serve after the Annual Meeting. Also set forth is certain other information, with respect to each such person's age at March 14, 1997, principal occupation or employment during the past five years, the periods during which he or she has served as a director and positions currently held with Metrocall.


NOMINEES FOR A THREE-YEAR       DIRECTOR  EXPIRATION        POSITIONS HELD
         TERM              AGE   SINCE      OF TERM         WITH METROCALL
-------------------------  ---  --------  ----------  --------------------------

Suzanne S. Brock            58    1982       1997     Director
William L. Collins, III     46    1994       1997     President, Chief Executive
                                                      Officer, Director and Vice
                                                      Chairman of the Board
Francis A. Martin, III      53    1994       1997     Director

CONTINUING DIRECTORS

Ryal R. Poppa               63    1996       1998     Director
Elliott H. Singer           56    1996       1998     Director
Ronald V. Aprahamian        50    1995       1998     Director
Harry L. Brock, Jr.         61    1982       1999     Director
Richard M. Johnston         62    1994       1999     Chairman of the Board
Ray D. Russenberger         42    1996       1999     Director
Michael Greene              35    1997       1999     Director


  The holders of Series A Preferred have the right to designate two directors of Metrocall. As of the date of this Proxy Statement, one director, Michael Greene, had been so designated by UBS Capital LLC. The other director has not yet been appointed by the other holders of the Series A Preferred.

  Set forth below is certain biographical information regarding the directors of the Company.

NOMINEES FOR A THREE-YEAR TERM

  Suzanne S. Brock has been a director of Metrocall since 1982 and was Secretary (through May 1996) and Treasurer (through August 1995) of Metrocall. Ms. Brock was employed by Metrocall and its predecessor companies from 1965 through May 1996. Ms. Brock is the wife of Harry L. Brock, Jr. See "Voting Agreements" below for information regarding the agreement of certain shareholders to vote in favor of Ms. Brock's election to the Board of Directors.

  William L. Collins, III has been President and Chief Executive Officer of Metrocall since January 1996 and has served as Director and Vice Chairman of the Board since September 1994. From 1988 to 1994, Mr. Collins was the Chairman of the Board, Chief

Executive Officer, President and a director of FirstPAGE USA, Inc. and its predecessor companies. Mr. Collins serves as Chairman of the Board of Directors of USA Telecommunications, Inc. From 1977 to 1988, Mr. Collins was President of C&C, Inc. ("C&C"), a national communications marketing and management company.

  Francis A. Martin, III has been a member of the Board of Directors of Metrocall since November 1994. Mr. Martin is a principal of U.S. Media Group and Chairman of the Board, President and Chief Executive Officer of Media Holdings,, Inc. Mr. Martin previously served as President and Chief Executive Officer of Chronicle Broadcasting Company, a publicly-held television broadcasting company.


CONTINUING DIRECTORS

  Ronald V. Aprahamian is a private investor and has been a member of the Board of Directors of Metrocall since May 1995. Mr. Aprahamian serves on the board of directors of Sunrise Assisted Living, Inc. Mr. Aprahamian was Chairman and Chief Executive Officer of The Compucare Company, a healthcare computer software services firm, from January 1988 to October 1996. Mr. Aprahamian's son, Thomas J. Aprahamian, is Vice President of Financial Operations of Metrocall and receives an annual salary of approximately $85,000.

  Harry L. Brock, Jr. founded Metrocall and served as Chairman of the Board (through January 1996) and President (through August 1995). Mr. Brock has been a director of Metrocall since 1982, and its predecessor companies since 1965. Mr. Brock was a founding partner of Cellular One of Washington, one of the first operating cellular systems. Mr. Brock is the husband of Suzanne S. Brock.

  Michael Greene has been a director of Metrocall since January 1997. He is a Managing Director of UBS Capital LLC, which is the private equity subsidiary of the Union Bank of Switzerland ("UBS"). Mr. Greene has worked in UBS' private equity and leveraged finance businesses since he joined UBS in 1990. Mr. Greene serves on the board of directors of CBP Resources Inc.

  Richard M. Johnston has served as Chairman of the Board of Directors of Metrocall since January 1996, and has been a member of the Board of Directors since September 1994. Since 1970, Mr. Johnston has been Vice President for Investments of The Hillman Company.

  Ryal R. Poppa is a private investor and has been a director of Metrocall since November 1996. Mr. Poppa served as Chairman of the Board, President and Chief Executive Officer of Storage Technology Corporation, an international company that manufactures, markets and services information storage and retrieval services for high performance computers, from January 1985 through June 1996. Mr. Poppa serves on the board of directors of Semitool, Inc. and Carrier Access, Inc.

  Ray D. Russenberger has been a director of Metrocall since November 1996. Mr. Russenberger was Vice Chairman of A+ Network, Inc. ("A+Network") from October 1995 through the merger of A+ Network into Metrocall in November 1996. He served as Chairman of the Board and Chief Executive Officer of Network Paging Corporation ("Network") (which was merged with A+ Communications, Inc. in 1995 to form A+ Network) since December 1988. From 1985 to 1990, he founded and was President of Network Paging Corporation, a paging company sold to Mobile Communications Corporation of America, a wholly-owned subsidiary of BellSouth Corporation, in 1990. Mr. Russenberger was elected to the Board of Directors pursuant to the Company's merger agreement with A+ Network.

  Elliott H. Singer has been a director of Metrocall since November 1996. Mr. Singer was Chairman of the Board of A+ Communications, Inc. from its formation in 1985 and was chairman of A+ Network from October 1995 until its merger with Metrocall in November 1996, and also served as Chief Executive Officer of A+ Network from 1985 to January 15, 1996. Mr. Singer was the owner and Chief Executive Officer of A+ Network's predecessor entities, through which he had been engaged in the telemessaging service business since 1974 and in the paging business since 1983. Mr. Singer was elected to the Board of Directors pursuant to the Company's merger agreement with A+ Network.


CORPORATE GOVERNANCE AND OTHER MATTERS

  The Board of Directors of the Company acts as nominating committee for selecting nominees for election as directors. Metrocall's Bylaws permit stockholders eligible to vote for the election of directors at the Annual Meeting to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Secretary of Metrocall. The Bylaws also permit stockholders to propose other business to be brought before an annual meeting, provided that such proposals are made pursuant to timely notice in writing to the Secretary of Metrocall. To be timely, notice must be received at the principal executive offices of Metrocall no later than the date designated for receipt of stockholder proposals in a prior public disclosure made by Metrocall. For the 1998 Annual Meeting, such proposals must be received by Metrocall no later than the date specified in this Proxy Statement for Stockholder Proposals, which is November 30, 1997.

    Pursuant to the Bylaws, Metrocall received timely notice of a stockholder proposal from Norman H. Minkow, in which Mr. Minkow nominated himself as a candidate for the Board of Directors. Therefore, Mr. Minkow has been duly nominated for election to the Board, and ballots containing his name will be available at the Annual Meeting. However, the Board of Directors is not soliciting proxies in favor of Mr. Minkow's election.

  The Board of Directors of Metrocall has appointed an Audit Committee to review the scope of the independent annual audit, the independent public accountants' letter to the Board of Directors concerning the effectiveness of Metrocall's internal financial and accounting controls and the Board of Directors' response to that letter, if deemed necessary. Compensation matters are considered by the Compensation Committee of Metrocall. At March 14, 1997, Messrs. Aprahamian and Martin were members of the Compensation and Audit Committees. The Audit and Compensation Committees each held three and six meetings, respectively, during 1996.

  During the fiscal year ended December 31, 1996, Metrocall held four regular and twelve special meetings of the Board of Directors. No directors attended fewer than 75% of the meetings of the Board of Directors and the committees of the Board on which each director served.


COMPENSATION OF DIRECTORS

      Directors who are full-time officers of Metrocall receive no additional compensation for serving on the Board of Directors or its committees. Directors who are not full-time officers of Metrocall receive an annual fee of $15,000, plus $2,000 for each regular board meeting attended and $1,000 for each special board or committee meeting attended (other than a committee meeting that occurs on the same day as an otherwise scheduled board meeting). Pursuant to a special agreement, Mr. Johnston receives compensation of $30,000 per year, in addition to $5,000 for each Board meeting attended and $1,000 for each committee or special meeting attended. Mr. Johnston was also awarded an option in 1996 to acquire 50,000 shares of Common Stock under the Company's stock option plan.
The exercise price for these options was $19.125 per share, which was changed to $7.9375 on September 18, 1996. Directors are reimbursed for travel costs and other out-of-pocket expenses incurred in attending meetings. In connection with his resignation from the Board, Christopher A. Kidd waived any director's fees which would be payable to him during the period February 7, 1996 to May
31, 1996, but was compensated for actual expenses associated with attendance at and participation in Board of Directors' meetings during this period.

  On May 1, 1996, the stockholders approved the Metrocall, Inc. 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan provides for formula grants of stock options to directors who have never been officers or employees of the Company ("Eligible Directors"). Pursuant to the Plan, all Eligible Directors on April 5, 1996 were granted an initial option to purchase 10,000 shares of Common Stock. Every Eligible Director who commences service thereafter will be granted an initial option to purchase 10,000 shares of Common Stock at the time such Eligible Director commences service on the Board of Directors. Subsequently, each Eligible Director who received an initial grant of an option will receive an additional option to purchase 1,000 shares of Common Stock on each anniversary of the initial option, provided that the director continues to be an Eligible Director on each anniversary date. Options granted to Eligible Directors will become fully vested six months after the date of grant. The exercise price for options granted to Eligible Directors will be the fair market value of the Common Stock on the date the option is granted or the date of initial shareholder approval of the Plan, if later. Under the 1996 Plan, Messrs. Martin, Aprahamian and Poppa were each granted initial options to purchase 10,000 shares of Common Stock during the fiscal year ending December 31, 1996, with exercise prices of $21.25, $21.25, and $5.625, respectively. As of December 31, 1996, a total of 30,000 options had been granted to Eligible Directors under the 1996 Plan.

  At its meeting on February 4, 1997, the Board of Directors approved a repricing of all outstanding director stock options to $6.00 per share (other than those with a lower exercise price). This repricing is subject to shareholder approval of the proposed amendments to the 1996 Plan.
See "Amendment to 1996 Stock Option Plan."

EXECUTIVE OFFICERS

  Executive officers of Metrocall serve at the pleasure of the Board of Directors, subject to the provisions of their employment agreements.

  The executive officers of Metrocall, their ages as of March 14, 1997, and their position(s) with Metrocall are set forth below.


        NAME               AGE                   POSITION
----------------------     ---    ----------------------------------------------

William L. Collins III     46     President and Chief Executive Officer

Vincent D. Kelly           37     Chief Financial Officer, Treasurer,
                                  and Executive Vice President

Steven D. Jacoby           39     Chief Operating Officer and Executive
                                  Vice President



Set forth below is certain biographical information concerning individuals listed in the above table.

      William L. Collins, III has been President and Chief Executive Officer of Metrocall since January 1996 and has served as Director and Vice Chairman of the Board since September 1994. From 1988 to 1994, Mr. Collins was the Chairman of the Board, Chief Executive Officer, President and a director of FirstPAGE USA, Inc. and its predecessor companies. Mr. Collins serves as Chairman of the Board of Directors of USA Telecommunications, Inc. From 1977 to 1988, Mr. Collins was President of C&C, Inc. ("C&C"), a national communications marketing and management company.

      Vincent D. Kelly has been the Chief Financial Officer and Vice President of Metrocall since January 1989. Mr. Kelly has also served as Treasurer since August 1995, and was appointed Executive Vice President in February 1997. Mr. Kelly served as Chief Operating Officer and Chief Financial Officer of Metrocall from February 1993 through August 31, 1994, when Metrocall acquired FirstPAGE USA, Inc. Mr. Kelly was a director of Metrocall from 1990 until November 1996. Prior to joining Metrocall, Mr. Kelly was an accountant with Bruner, Kane and McCarthy, Ltd., certified public accountants.

      Steven D. Jacoby has been Chief Operating Officer and Vice President of Metrocall since September 1994. Mr. Jacoby was appointed Executive Vice President in February 1997. Mr. Jacoby joined Metrocall from FirstPAGE USA, Inc. where he had served as Chief Operating Officer, Vice President and Secretary since 1988. Mr. Jacoby was a director of Metrocall from September 1994 until November 1996.

VOTING AGREEMENTS

  Messrs. Aprahamian, Brock, Collins, Jacoby, Martin, Kelly, Russenberger and Singer, Mrs. Brock, certain stockholders affiliated with the Hillman Company, and UBS Capital LLC have agreed to vote all shares of Metrocall Common Stock held by them in favor of Proposals Two and Three. The shares held by these stockholders represent approximately 37.5% of the issued and outstanding shares of Metrocall Common Stock on March 14, 1997.

  Certain stockholders of Metrocall were parties to a voting agreement (the "Voting Agreement") pursuant to which the stockholders agreed to vote for up to seven persons designated by various of the stockholders to serve as directors of Metrocall. The terms of the Voting Agreement expired on November 15, 1996, except that the parties to the agreement, who now hold 21.8% of the issued and outstanding shares of Metrocall Common Stock, agreed to vote in favor of the reelection of Ms. Brock at the Annual Meeting. Messrs. Singer and Russenberger have separately agreed to vote the shares of Metrocall Common Stock they hold in favor of the reelection of Ms. Brock at the Annual Meeting.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth a summary of all compensation during the last three fiscal years for Metrocall's chief executive officer and each of Metrocall's executive officers whose aggregate annual salary and bonus exceeded $100,000 for the year ended December 31, 1996 and certain former officers of Metrocall (the "named executive officers").


                                                                                        LONG TERM
                                                     ANNUAL COMPENSATION               COMPENSATION
                                           ---------------------------------------     ------------
                             FOR THE
                              YEAR                                      OTHER
     NAME AND                 ENDED                                     ANNUAL                           ALL OTHER
  PRINCIPAL POSITION       DECEMBER 31       SALARY       BONUS       COMPENSATION        OPTIONS        COMPENSATION
----------------------     -----------     ---------     --------     ------------     -------------     ------------


William L. Collins III(a)..   1996         $ 288,696     $ 75,000           --            100,000        $  35,000(f)
  President, Chief            1995            68,365       54,640     $ 68,364(d)              --               --
  Executive Officer           1994            47,212           --           --                 --               --
    (effective January
    1996), Director and
    Vice Chairman of the
    Board


Vincent D. Kelly...........   1996           224,711      100,000           --             50,000            2,375(g)
Chief Financial Officer,      1995           209,807       72,860           --             50,000            1,656(g)
    Treasurer and             1994           199,519       57,140           --             34,588            3,745(g)
    Executive Vice President


Steven D. Jacoby(b)........   1996           224,711      100,000           --             50,000            1,425(g)
Chief Operating Officer       1995           209,807       72,860           --             50,000            1,099(g)
  and Executive               1994            62,949           --           --                 --               --
  Vice President

Harry L. Brock, Jr. .......   1996           206,175           --           --                 --               --
  Former Chairman of          1995           273,450      109,280           --             10,000               --
    Board and President       1994           303,836       85,720           --             36,510            5,033(g)


Christopher A. Kidd(c).....   1996             8,077           --           --                 --          283,797(h)
  Former Chief Executive      1995           209,807       72,860           --             50,000(e)           462(g)
   Officer and Vice           1994           199,519       57,140           --             34,588            3,816(g)
   President

----------

(a) Mr. Collins became employed by the Company effective August 31, 1994, as a result of the FirstPAGE Merger. Mr. Collins became Chief Executive
    Officer in January 1996.

(b) Mr. Jacoby became employed by the Company effective August 31, 1994, as a result of the FirstPAGE Merger.

(c) Mr. Kidd resigned on January 16, 1996.

(d) Payments under a non-competition agreement entered into with the Company on August 31, 1994.

(e) Options granted to Mr. Kidd in 1995 were canceled in 1996.

(f) Payments by the Company for life insurance premiums pursuant to Mr. Collins' employment contract.

(g) Allocation of employer contribution under the Metrocall, Inc. Savings and Retirement Plan (the "Savings Plan").

(h) Includes severance payments of $276,923, $6,692 in benefits under severance agreement and allocation of $182 employer contribution under the Savings Plan.


OPTION GRANTS IN 1996

  The following table sets forth information concerning grants of stock options, during the fiscal year ended December 31, 1996 to each of the named executive officers.



                                            % OF TOTAL                                     POTENTIAL REALIZABLE
                                             NUMBER OF                                       VALUE AT ASSUMED
                                              SHARES                                         ANNUAL RATES OF
                             NUMBER          UNDERLYING                                  STOCK PRICE APPRECIATION
                            OF SHARES         OPTIONS                                        FOR OPTION TERM
                            UNDERLYING       GRANTED TO        EXERCISE                  -----------------------
                            OPTIONS        EMPLOYEES IN        PRICE         EXPIRATION
         NAME               GRANTED(a)     FISCAL YEAR (%)     ($/SH)(b)     DATE(c)     5% ($)       10% ($)
-----------------------     ----------     ---------------     ---------     -------     -------     -----------

William L. Collins, III ...  100,000            16.9%           $7.9375      1/16/06     499,185     1,265,033
Vincent D. Kelly ..........   25,000             4.2             7.9375      1/16/06     124,796       316,258
Steven D. Jacoby ..........   25,000             4.2             7.9375      1/16/06     124,796       316,258
Vincent D. Kelly ..........   25,000             4.2             7.9375      2/07/06     124,796       316,258
Steven D. Jacoby ..........   25,000             4.2             7.9375      2/07/06     124,796       316,258

----------

(a) Options granted to Mr. Collins become exercisable on January 16, 1998, two years from the date of grant. Options granted to Messrs. Kelly and Jacoby become exercisable on January 16, 1998 (50,000) and February 7, 1998 (50,000), two years from the respective dates of grant.

(b) The Compensation Committee repriced outstanding non-qualified options for current employees and officers on September 18, 1996 to $7.9375 per share.

(c) Options can only be exercised so long as the optionee is employed by Metrocall or a subsidiary of Metrocall and for three months after termination of employment.


AGGREGATE OPTION EXERCISES IN 1996 AND OPTION YEAR-END VALUE

  The following table sets forth the fiscal year-end value of all unexercised options held by named executive officers. No named executive officer exercised any stock options during the fiscal year.


                                NUMBER OF SHARES
                            UNDERLYING UNEXERCISABLE        VALUE OF UNEXERCISED
                                   OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                DECEMBER 31, 1996            DECEMBER 31, 1996
        NAME                EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----------------------      -------------------------     -------------------------

William L. Collins III ....   11,846/100,000                 $47,159/--
Vincent D. Kelly ..........  106,588/100,000                      --/--
Steven D. Jacoby ..........    9,477/100,000                 $37,728/--
Harry L. Brock, Jr. .......   112,510/10,000                      --/--
Christopher A. Kidd .......   106,588/-                           --/--

REPRICING OF OPTIONS

  The following table sets forth information concerning the repricing of options granted to named executive officers.


                         TEN-YEAR OPTIONS/SAR REPRICING


                                                                                                    LENGTH OF
                                                 NUMBER OF     MARKET      EXERCISE                 ORIGINAL
                                                SECURITIES    PRICE OF     PRICE AT                OPTION TERM
                                                UNDERLYING    STOCK AT     TIME OF                REMAINING AT
                                                REPRICED OR   TIME OF   REPRICING OR     NEW        TIME OF
                                                  AMENDED    REPRICING    AMENDMENT   EXERCISE   REPRICING OR
           NAME                         DATE    OPTIONS (#)    ($)          ($)       PRICE ($)    AMENDMENT
-------------------------------------  -------  -----------  ---------  ------------  ---------  ------------
Vincent D. Kelly                       1/16/96     50,000    $ 19.125     $ 20.25     $ 19.125    106 months
Chief Financial Officer,
Treasurer and Executive Vice
President

Steven D. Jacoby                       1/16/96     50,000    $ 19.125     $ 20.25     $ 19.125    106 months
Chief Operating Officer, and
Executive Vice President

William L. Collins, III                9/18/96    100,000    $  7.9375    $ 19.125    $  7.9375   112 months
President, Chief Executive Officer
and Vice Chairman of the Board

Vincent D. Kelly                       9/18/96     72,000    $  7.9375    $ 19.50     $  7.9375    86 months
Chief Financial Officer, Treasurer                 34,588    $  7.9375    $ 13.00     $  7.9375    92 months
and Executive Vice President                       50,000    $  7.9375    $ 19.125    $  7.9375   106 months
                                                   25,000    $  7.9375    $ 19.125    $  7.9375   112 months
                                                   25,000    $  7.9375    $ 20.25     $  7.9375   113 months

Steven D. Jacoby                       9/18/96     50,000    $  7.9375    $ 19.125    $  7.9375   106 months
Chief Operating Officer, and                       25,000    $  7.9375    $ 19.125    $  7.9375   112 months
Executive Vice President                           25,000    $  7.9375    $ 20.25     $  7.9375   113 months


  For a discussion of the decision by the Compensation Committee to reprice the options, See "Compensation Committee Report on Executive Compensation" below.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

 Until January 16, 1996, Mr. Collins' employment was governed by a three-year contract dated August 31, 1994, whereby Mr. Collins agreed to serve as Vice Chairman of the Board of Directors and a member of the Mergers and Acquisitions Committee of the Board. Mr. Collins also agreed to undertake such other duties and responsibilities as agreed upon with the Company. The contract provided for an annual fee equal to one-quarter of the base salary plus bonus paid to Mr. Brock for the preceding fiscal year and a non-competition fee also equal to one-quarter of the base salary plus bonus paid to Mr. Brock for the preceding fiscal year. The August 31, 1994 contract was canceled and replaced by a one-year contract dated January 16, 1996, whereby Mr. Collins agreed to serve as President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors. The January 16, 1996 contract provided for a base salary of $300,000 per year, a one-time signing bonus of $75,000 and a recommendation that the Compensation Committee award Mr. Collins an option to acquire 100,000 shares of Common Stock under the Company's stock option plan.

    Mr. Jacoby's compensation was governed initially by a three-year written contract dated August 31, 1994 whereby Mr. Jacoby agreed to serve as Chief Operating Officer. The contract had an initial term of three years with automatic one-year renewals on each anniversary date thereof. The contract was amended effective January 1, 1996 to provide for a base salary of $225,000 per year, a one-time bonus of $100,000 and a recommendation that the Compensation Committee award Mr. Jacoby an option to acquire 25,000 shares of Common Stock under the Company's stock option plan.

  Mr. Kelly's compensation was governed initially by a three-year written contract dated June 1, 1993, whereby Mr. Kelly agreed to serve as Chief Financial Officer. The contract had an initial term of three years with automatic one-year renewals on each anniversary date thereof. The contract was amended effective January 1, 1996 to provide for a base salary of $225,000 per year, a one-time bonus of $100,000 and a recommendation that the Compensation Committee award Mr. Kelly an option to acquire 25,000 shares of Common Stock under the Company's stock option plan.

    Mr. Collins, Mr. Jacoby, and Mr. Kelly entered into new employment contracts approved by the Compensation Committee and dated May 15, 1996. The new contracts did not change the salary or benefits of any of those officers, except that Metrocall will now be responsible for certain life insurance premiums incurred by Mr. Collins. The term of employment for each of the officers was extended to December 31, 1999 from December 31, 1996 (for Mr. Collins), August 31, 1998 (for Mr. Jacoby), and June 1, 1999 (for Mr. Kelly). In addition, Mr. Collins' contract now includes a provision (similar to that in Messrs. Jacoby's and Kelly's contracts) for automatic one-year extensions on anniversaries of May 15. Pursuant to their terms, each of Messrs. Collins', Jacoby's and Kelly's contract has been automatically extended through December 31, 2000.

  The contract provisions regarding termination of employment are described below.

  Termination of Employment Contract Provisions for Messrs. Collins, Jacoby and Kelly. Each of Messrs. Collins', Jacoby's and Kelly's contracts provides that, if the executive's employment is terminated without cause, if the executive terminates the contract for good reason, or if the executive's employment is terminated by reason of death or disability, Metrocall will pay the executive or his estate the full base salary and benefits (in connection with termination without cause or resignation for good reason) that would otherwise have been paid to the executive during the remaining term of the agreement. Terminations without cause or resignations for good reason would also require Metrocall to pay the executive, at his election, the difference between the fair market value of stock subject to options (including those otherwise unexercisable) and the price he would have had to pay to exercise the options. If the executive voluntarily terminates employment (other than for good reason), Metrocall will pay the executive one year's base salary and benefits under the contract. The reasons for resignation for good reason under the revised contracts include the termination of any of the others for reasons other than cause, death, or disability.

  Change of Control Agreements for Messrs. Collins, Jacoby and Kelly.
Messrs. Collins, Jacoby, and Kelly entered into separate change of control agreements approved by the Compensation Committee as of May 15, 1996 to run through December 31, 1999 (with automatic extensions). Each such contract has been automatically extended through December 31, 2000. Changes of control are defined as (i) any action required to be reported pursuant to Item 6(e) of
Schedule 14A as a "change of control" (generally a 50% change in share ownership but other changes may also qualify), (ii) any person's acquiring more than 25% of the voting power of Metrocall voting stock, unless with the prior approval of the Board, (iii) changes in Board membership such that during any two consecutive years, Board members at the beginning constitute less than a majority of the Board at the end (including as Board members at the beginning of the period any directors added during the period with approval of two-thirds of the Board), (iv) merger or reorganization in which Metrocall does not survive or in which the outstanding shares of Metrocall are converted into other shares or securities (except through a reincorporation or setting up a holding company); (v) a more than 50% turnover of voting power in a merger, reorganization, or similar transaction approved by stockholders, unless 75% of the Board carries over to the new entity; or (vi) any other event the Board determines constitutes a change of control. A change of control is also deemed to occur if the executive is removed at the request of a third party who has taken steps to effect a change of control or the termination was otherwise caused by a change of control. Under the change of control agreements, executives would be entitled to payment of three times the sum of their salary and most recent bonus within 30 days after termination of employment after a change of control (other than termination for death, disability, or cause), together with a payment of the option spread (as described above under terminations of employment), paid health coverage for up to 18 months, and certain other benefits. Payments would be grossed up, as necessary, to provide that the executive receives his payments net of any excise taxes and any taxes on the excise payment (but the executive would remain responsible for any income taxes on the payment).

  Severance Agreement. Mr. Kidd had entered into a three-year written contract dated June 1, 1993 whereby Mr. Kidd agreed to serve as Chief Executive Officer. The base salary under this agreement, as set by the Compensation Committee of the Board of Directors, was $210,000. Effective January 16, 1996, Mr. Kidd resigned his position as Chief Executive Officer. Pursuant to the terms of a severance agreement with Mr. Kidd dated February 7, 1996, Mr. Kidd's employment agreement dated June 1, 1993 was canceled. The Company paid Mr. Kidd a lump sum of $75,000 upon the execution of the severance agreement and will continue to pay Mr. Kid $210,000 per year until May 31, 1998. In lieu of benefits due Mr. Kidd under his employment agreement, the Company will pay Mr.

Kidd $600 per month for 12 months. In addition, Mr. Kidd will be entitled to all rights provided under 1993 and 1994 stock option awards and related agreements.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


  Executive Compensation Philosophy. Metrocall's philosophy regarding executive compensation is to offer competitive and fair compensation that will attract and retain key executives, and to reward executives and hold them accountable for Metrocall's overall performance. Particular factors that the Compensation Committee believes important in assessing performance are growth in the number of pagers in service and cash flow, on an annual basis, and, on a longer term basis, growth in stockholder value as measured by stock price. In establishing appropriate levels for base salary, the Compensation Committee considered base salary levels of senior executives at other public paging companies, particularly in the peer group described in the performance graph below ("Peer Group") and the particular officer's overall contributions to Metrocall during the past year and previously. Annual performance bonuses are based upon the Compensation Committee's evaluation of the executive's performance in achieving corporate objectives during the preceding fiscal year. Option grants are designed to reward an executive officer for his or her overall contribution to Metrocall and to serve as an incentive to achieve Metrocall's goal of increasing stockholder value.

  In 1996, many of the Compensation Committee's decisions were motivated by its view that, following the resignation of the Company's former Chief Executive Officer and replacement its Chairman of the Board, achievement of the Company's objectives required the long-term retention of the core management group consisting of William Collins, Steven Jacoby and Vincent Kelly. Accordingly, the Committee during the course of the year approved three-year employment contracts with each executive, as well as agreements providing benefits in the event of a change in control of Metrocall.

  Base Salary. In determining the appropriate level of base salaries, the Compensation Committee considers responsibility, prior experience and accomplishments and the relative importance of the position in achieving Company objectives. The Compensation Committee also sets base salaries at levels necessary to retain key employees. For this purpose, the Compensation Committee considers base salary levels paid by companies in the Peer Group and salary levels paid by other companies competing for executive talent. Mr. Collins' base salary for 1996 was established in his January 1996 employment contract, and is comparable to that of the Company's former President and Chairman of the Board. During the course of the year, the Committee considered whether to increase the base salaries of the key executives. It decided to maintain salaries at the levels specified in the employment agreements entered into early in the year. In accordance with the Compensation Committee's recommendations in August 1995, the base salary of Harry Brock, former Chairman of the Board and President, was reduced, effective August 1, 1996, from $233,000 to $167,000.

  Bonuses. In January 1996, the Compensation Committee approved a special bonus to Mr. Collins of $75,000 to induce him to accept the position of Chief Executive Officer. The Committee also approved bonuses to Messrs. Jacoby and Kelly of $100,000 based on its assessment of their accomplishments in achieving corporate objectives in 1995, in particular Metrocall's successful debt and equity offerings.

  Stock Option Grants. The Compensation Committee believes that stock options are necessary to focus each executive's attention on the Company's goal of increasing stockholder value as reflected in the stock price. In determining the level of option grants, the Compensation Committee considers the executive's level of stock ownership and position in the Company. The Compensation Committee has determined that the overall level of stock options for the year is consistent with the practice of companies in the Peer Group. During 1996, the Compensation Committee approved awards of 100,000 options to Mr. Collins, and awards of 50,000 options each to Messrs. Jacoby and Kelly.

  Stock Option Repricing. In January 1996, the Committee approved a repricing of $50,000 options granted to each of Messrs. Jacoby and Kelly in July 1996. The repricing reduced the exercise price from $20.25 per share to $19.125 per share. The Committee approved this action as part of the compensation package designed to ensure their retention and continued performance in light of the management changes discussed above.

  Beginning in June 1996, following reports of adverse operating results and other developments reported by other companies in the paging industry, there occurred a significant decline in the trading prices of the stocks, of paging companies, including the Company's. In response to this industry-wide decline, the Compensation Committee decided, on September 18, 1996, to change the exercise price of all non-qualified options outstanding to all current employees of the Company as of that date. The exercise price was reset at $7.9375 per share, the closing price of Common Stock on that date.
The Committee concluded that, absent the repricing, the options, originally priced between $13 and $21 per share (except for 20,000 shares at $8), would no longer serve their intended function of providing an incentive to employees to achieve Metrocall's goal of increasing stockholder value. The Compensation Committee, as of October 31, 1996, granted replacement incentive stock options ("ISOs") to holders of ISOs to provide them with comparable incentives. The exercise price for these ISO grants was $7.3975, the September 18, 1996 closing price, which was higher than the closing price of Common Stock on October 31.

Submitted by the Compensation Committee of Metrocall as of ______________ , 1997

              Francis A. Martin, III           Ronald V. Aprahamian


METROCALL PERFORMANCE

  The following table sets forth comparative information regarding Metrocall's cumulative stockholder return on the Common Stock since July 1993, when the Common Stock first became publicly traded. Total stockholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. Metrocall's cumulative stockholder return based on an investment of $100 on July 16, 1993 through December 31, 1996, is compared to the cumulative total return of the NASDAQ Market Index and an index comprised of publicly traded paging companies (the "Peer Group Index") during that same period. The Peer Group Index is based on the cumulative total stockholder return of publicly traded companies which solely engage in the paging line of business, and which were already publicly traded as of July 1993. These companies are Arch Communications Group, Inc. (APGR), Paging Network Inc.
(PAGE) and ProNet, Inc. (PNET). The returns of each component issuer of the Peer Group Index has been weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated. Page America Group, Inc. (PGG) was previously included in the Peer Group. It was removed from listing on the AMEX in May 1996, and accordingly no quotations are available.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET

                             [GRAPH OMITTED]

                                                               NASDAQ
                      METROCALL, INC.     PEER GROUP           MARKET
                      ---------------     ----------           ------
BASE                     100.00             100.00             100.00
09/30/1993               133.96             121.32             105.02
12/31/1993               132.08             135.76             105.26
03/31/1994               135.85             104.91             106.96
06/30/1994                98.11             123.91             106.05
09/30/1994               129.25             132.83             111.70
12/30/1994               128.30             152.74             109.46
03/31/1995               126.42             152.90             112.69
06/30/1995               137.74             158.26             123.28
09/29/1995               209.43             219.09             137.36
12/29/1995               144.34             220.96             136.26
03/29/1996               156.60             224.05             142.55
06/28/1996                83.96             209.50             153.12
09/30/1996                48.11             172.77             157.34
12/31/1996                37.85             130.65             164.74




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


RELATED PARTY TRANSACTIONS

  Metrocall leases its office space in Alexandria, Virginia from Beacon Communications Associates, Ltd. ("Beacon Communications"), a Virginia limited partnership that engages in real estate investment and leasing, and in which Metrocall is a general partner and has a 20% interest. Mr. Brock and Ms. Brock are limited partners of Beacon Communications, holding 20% and 30% interests, respectively. Their children, David H. Brock and Lisa S. Brock, are also limited partners of Beacon Communications, holding 10% each. The lease terminates in July 2010. Metrocall paid rent for the premises during 1996 on a monthly basis in the annual amount of $229,000. The annual rent for 1997 is expected to be approximately $229,000.

  Metrocall also leases an antenna site from Beacon Communications. The lease terminates in November 2010. Metrocall paid rent for the site during 1996 on a monthly basis in the annual amount of $68,000. The annual rent for the site is expected to be approximately $67,000 in 1997.

  Beacon Communications financed the construction of the Alexandria, Virginia office building with an Industrial Revenue Bond in the principal amount of $1,800,000 issued by the Fairfax County, Virginia Economic Development Authority, dated December 20, 1983 (the "IRB"). Mr. Brock and Ms. Brock have guaranteed, in their individual capacities, payment of the final $400,000 due on the IRB. On December 31, 1996, the principal amount outstanding on the IRB was approximately $914,000. During 1996, Beacon Communications repaid the principal balance outstanding ($145,000) of a note payable to Metrocall..

  Metrocall leases its Harrisburg, Pennsylvania office space from 227 Associates, a Virginia general partnership that engages in real estate investment and leasing, in which Metrocall is a general partner and has a 10% interest. Mr. Brock and Ms. Brock are general partners of 227 Associates, holding 10% and 60% interests, respectively. Metrocall paid rent for the premises during 1996 on a monthly basis in the annual amount of $33,000. The annual rent for the premises is expected to be approximately $33,000 in 1997.

  Franklin Associates and 314 Associates are Virginia general partnerships owned and controlled by the Brock family that license to Metrocall radio station equipment and tower use for some of Metrocall's operations in Virginia. During 1996, Metrocall paid rent on a monthly basis in the annual amounts of approximately $147,000 to 314 Associates and approximately $57,000 to Franklin Associates. During 1997, Metrocall expects that its rent to 314 Associates and Franklin Associates will be approximately $124,000 and $54,000, respectively.

  Metrocall believes that its agreements with Beacon Communications, 227 Associates, 314 Associates and Franklin Associates are on terms that are no less favorable to Metrocall than could be obtained from an unaffiliated party in an arms-length transaction.

  In July 1993, Metrocall and Messrs. Brock, Kidd and Kelly and Ms. Brock (the "Subchapter S stockholders") entered into a Tax Indemnification Agreement relating to their respective income tax liabilities in connection with Metrocall's earlier status as an S Corporation. Because Metrocall became subject to corporate income taxation after the Offering, the reallocation of income and deductions between the period during which Metrocall was treated as an S Company and the period during which Metrocall became subject to corporate income taxation may have increased the taxable income of one party while decreasing that of another party. Accordingly, the Tax Indemnification Agreement was intended to assure that taxes are borne by Metrocall on the one hand and the Subchapter S stockholders on the other hand only to the extent that such parties are required to report the related income for tax purposes. Subject to certain limitations, the Tax Indemnification Agreement generally provides that the Subchapter S stockholders will be indemnified by Metrocall with respect to Federal and state income taxes (plus interest and penalties) shifted from a Metrocall taxable year subsequent to the Offering to a taxable year in which Metrocall was an S Corporation. In addition, Metrocall will be indemnified by the Subchapter S stockholders, subject to certain limitations, with respect to federal and state income taxes (plus interest and penalties) that arise from a termination of S Corporation status prior to the date of such termination or which are shifted from S Corporation taxable year to a Metrocall taxable year subsequent to the consummation of the Offering. Any payment made by Metrocall to the Subchapter S stockholders pursuant to the Tax Indemnification Agreement likely will be considered by the Internal Revenue Service or the applicable state taxing authorities to be nondeductible by Metrocall for income tax purposes. As of March 1, 1997, no indemnification obligations have arisen under the Tax Indemnification Agreement with respect to any of the parties thereto.

  Mr. William Collins, President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of Metrocall and former Chairman of the Board of Directors, President and Chief Executive Officer of FirstPAGE, is a General Partner in three real estate partnerships that leased commercial office space to Metrocall at three locations in Alexandria, Virginia during 1996. Mr. Steven D. Jacoby, Chief Operating Officer, is a general partner in one of such partnerships. Leases on two of the Alexandria locations either expired or were terminated in 1996. The lease payments to entities with whom Messrs. Collins and Jacoby are affiliated amounted to approximately $31,000 for the year ended December 31, 1996. The annual rent for the remaining lease in 1997 is expected to amount to approximately $14,000.

At December 31, 1995, USA Telecommunications, Inc. ("USATel") had not reimbursed the Company approximately $69,000 representing USATel employees' insurance claims paid on behalf of USATel by Metrocall. Mr. Collins is Chairman of the Board of Directors of USATel in addition to his positions as President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of Metrocall. The amount due from USATel was fully reserved for financial reporting purposes at December 31, 1996.

 The Company leases its regional office in Pensacola, Florida and warehouse space from a company owned by Ray D. Russenberger, a member of the Board of Directors and the former Vice Chairman of A+ Network, Inc. From the date of acquisition through December 31, 1996, Metrocall, Inc. paid rent on a monthly basis of approximately $43,200. The leases expire on dates ranging from May 31, 1998 to December 31, 1998. The annual rent for the premises is expected to be approximately $520,000 in 1997.

INDEBTEDNESS OF MANAGEMENT

  In December 1986, Metrocall made a loan to Mr. Brock in the original principal amount of $350,000 to finance Mr. Brock's purchase of a 33.3% interest in Page KOM. The promissory note bears an annual interest rate of 7.39%. The principal is payable when the note becomes due on December 31, 1996, subject to acceleration in the event of a default as defined in the promissory note. At December 31, 1995, for financial accounting purposes, the accrued interest of $60,000 was written off and the principal of $267,000 was written down to $50,000. On February 9, 1996, Mr. Brock paid $50,000 to the Company, and accordingly the loan has been deemed satisfied.


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                 (PROPOSAL TWO)

  The Board of Directors of Metrocall has appointed the firm of Arthur Andersen LLP to continue as independent public accountants for Metrocall for the fiscal year ending December 31, 1997, subject to ratification of such appointment by the stockholders. Arthur Andersen LLP has acted as the independent public accountants of Metrocall since 1993. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Arthur Andersen LLP, independent public accountants, to audit the books and accounts of Metrocall for the fiscal year ending December 31, 1997. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

  Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  The Board of Directors recommends that you vote FOR the ratification of the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 1997.

           AMENDMENT OF METROCALL CHARTER TO INCREASE IN THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

                                (PROPOSAL THREE)

     The Board of Directors has determined that it is in the best interests of the Company and its stockholders to increase the authorized number of shares of Common Stock from 33,500,000 to 60,000,000. The Board recommends that the stockholders approve the amendment to Section 4.1 of the Company's Amended and Restated Certificate of Incorporation (the "Charter") to effect the proposed increase. The provisions of Section 4.1 of the Charter, as proposed to be amended, is set forth in Exhibit A to this Proxy Statement. The purposes of the amendment are 1) to authorize additional shares of Common Stock that can be reserved for issuance upon conversion of the Series A Preferred; 2) to authorize additional shares of Common Stock that can be reserved for issuance upon conversion of the Company's Series B Junior Convertible Preferred Stock ("Series B Preferred"), to the extent such Series B Preferred is issued as part of the consideration for the acquisition of substantially all the assets of Page America Group, Inc. and its subsidiaries ("Page America"); and 3) to authorize additional shares of Common Stock for issuance upon exercise of current and future employee stock options and for other corporate purposes.

SERIES A PREFERRED

      On November 15, 1996, the Company raised $39.9 million in equity capital through a private placement of Series A Preferred having a liquidation preference of $39.9 million and warrants to purchase 2,915,254 shares of Common Stock. The Series A Preferred has a dividend rate of 14% of the stated value per year, payable semi-annually in cash or in additional shares of Series A Preferred, at the Company's option. The Series A Preferred, including shares paid as dividends, will be convertible into Common Stock beginning November 15, 2001, or sooner upon the occurrence of certain "change in control" events. Under the terms of the certificate of designation for the Series A Preferred, the Company is required to reserve and keep available at least 15,000,000 shares out of its authorized but unissued shares of Common Stock at all times for the purpose of effecting conversion of the Series A Preferred into Common Stock. The agreement with the purchasers of the Series A Preferred requires the Company to seek stockholder approval of an increase in the number of authorized shares of Common Stock to 50,000,000 shares on or prior to June 1, 1997.

      If the stockholders do not approve the proposed increase in authorized shares of Common Stock, the dividend rate of Series A Preferred will increase from 14% to 16%, and dividends will be payable in cash to the extent permitted by applicable covenants in the Company's debt agreements. Such covenants currently would permit the payment of up to $10 million a year in cash dividends, if certain debt ratios are otherwise satisfied. In addition, the holders of Series A Preferred will be permitted to elect additional directors to Metrocall's Board of Directors so that such directors constitute no less than 40% of the members of the Board of Directors. These terms will remain in effect until the required increase in authorized shares is approved.

     The Board of Directors believes that these provisions of the Series A Preferred could have an adverse impact on the Company and the holders of Common Stock. Even if permitted by applicable debt ratios, payment of the Series A Preferred dividends in cash, in the Board's view, would not represent the best use of the Company's available cash resources, which could otherwise be invested in the business, and such dividends could result in an increase in leverage if borrowing were necessary to pay such dividends. If the dividends were paid in additional shares of Series A Preferred instead of cash, the additional accretion of Series A Preferred will result in there being a greater amount of Series A Preferred ranking ahead of the Common Stock than there would be at the lower dividend rate. And the Series A Preferred Stock would potentially gain greater power to influence or control the Company's management though obtaining 40% of the seats on the Board of Directors.


PAGE AMERICA ACQUISITION

     In April 1996, the Company agreed to acquire substantially all the assets of Page America (the "Page America Acquisition"). Subsequently, the Company and Page America negotiated a revision in the terms of the Page America Acquisition to give the Company financial flexibility in choosing the mix of consideration to be paid for Page America's assets, in light of the Company's debt position and borrowing capacity following the A+ Network merger, and to reflect adjustments based on Page America's operations. On January 30, 1997, Metrocall and Page America executed an Amended and Restated Asset Purchase Agreement (the "Page America Agreement"). Pursuant to the Page America Agreement, [as subsequently modified,] the cash consideration previously payable to Page America for its assets was reduced from $55 million to $25 million. As part of the revised consideration, Metrocall agreed to issue to Page America 1,500 shares of Series B Preferred having a value upon liquidation or redemption of $15 million, [762,960] shares of Common Stock, and shares of Common Stock or other securities having a share value equal to $15,000,000, subject to certain adjustments. The Series B Preferred carries a dividend rate of 14% and will rank senior in right of payment upon liquidation to the Common Stock (but junior to the Series A Preferred).

    In the event that, at the closing of the Page America Acquisition, the number of authorized and unissued shares of Common Stock that are not reserved for other purposes is less than the number of shares of Common Stock to be issued to Page America pursuant to the formula in the Page America Agreement, then Metrocall will issue fractional shares of a series of preferred stock ("Common Stock Equivalents") having rights comparable to shares of Common Stock. The number of Common Stock Equivalents to be issued will be equal to the excess of the number of shares of Common Stock calculated in accordance with the formula in the Page America agreement over the number of shares available for issuance. The Common Stock Equivalents and the Series B Preferred, by their terms, are convertible into Metrocall Common Stock in specified circumstances, although the convertibility of the Series B Preferred Stock is subject to shareholder approval. Metrocall retains the option to substitute cash at closing for all or a portion of the equity securities that are part of the consideration for the Page America Acquisition. Metrocall will also have the ability to redeem the Series B Preferred, in full or in part, for cash equal to its liquidation value. If the amendment is approved, the Page America Agreement requires the Company to reserve 3,500,000 shares of Common Stock for issuance upon conversion of the Series B Preferred.

      The increase in the authorized number of shares will provide sufficient authorized shares to permit issuance of Common Stock upon the conversion of the Series B Preferred or the Common Stock Equivalents. If the amendment to increase the authorized shares is not approved by June 1, 1997, any Common Stock Equivalents issued in the transaction will be automatically converted to Series B Preferred Stock. That would increase the amount of Series B Preferred that would rank senior to the Common Stock. By contrast, if the amendment is approved, each Common Stock Equivalents would be converted into a share of Common Stock on a one-for-one basis. Although Metrocall retains the option to substitute cash at closing for all or a portion of the equity securities that are part of the consideration, authorization of additional shares of Common Stock will provide the Company with the flexibility to close the Page America Acquisition for a mix of consideration that management believes is most beneficial to the Company at the time of closing.


OTHER CORPORATE PURPOSES

         Finally, the Board of Directors recommends increasing the number of authorized shares to 60,000,000 to provide additional shares for other corporate purposes in addition to conversion of the Series A Preferred and the Series B Preferred. These shares would be available for issuance at the discretion of the Board of Directors in connection with acquisitions, efforts to raise capital for the Company, and other corporate purposes. Increasing the number of authorized shares will provide the Company with additional flexibility to pursue acquisitions which the Board believes provide the potential for growth and scale without the delay and uncertainties occasioned by the need to obtain stockholder approval prior to the consummation of the transaction. Although the Board has no current plans to effect such actions, the additional authorized shares also would be available to raise cash assets through sales of stock to public and private investors. Furthermore, having such additional shares authorized and available for issuance or reservation will provide the Company with greater flexibility in implementing potential future actions involving the issuance of stock, including stock dividends or stock splits. The ability to issue shares, as deemed in the best interests of the Company by the Board, will also permit the Company to avoid the expenses which are incurred in holding special stockholders' meetings in the future. Increasing the number of authorized shares will not materially affect any substantive rights, powers or privileges of current stockholders. Additional shares of Common Stock will be issued only upon a determination of the Board of Directors that a proposed issuance is in the best interests of the Company.

  Approval of the amendment to the Charter will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes will be equivalent to a vote against the amendment.

  The Board of Directors recommends that you vote FOR the amendment to the Company's Amended and Restated Certificate of Incorporation.


             APPROVAL OF CONVERTIBILITY OF SERIES B PREFERRED STOCK

                                 (PROPOSAL FOUR)

     The Board of Directors proposes that the stockholders approve the provisions of Section 5 of the Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of the Series B Preferred ("Certificate of Designation"). These provisions permit the conversion of Series B Preferred into Common Stock in certain circumstances. Under applicable rules of the Nasdaq Stock Market, stockholder approval of convertibility is required because the Common Stock that could be issued upon conversion of the Series B Preferred, plus the other Common Stock and Common Stock Equivalents to be issued to Page America in the Page America Acquisition, would exceed 20% of the issued and outstanding shares of Common Stock. The Certificate of Designation, including the convertibility provisions of Section 5, is set forth as Exhibit B to this Proxy Statement.

      As described above in connection with Proposal Three, as part of the consideration for the Page America Acquisition, the Company agreed to issue to Page America 1,500 shares of Series B Preferred and additional shares under certain circumstances. Each share of Series B Preferred has a stated value of $10,000 per share. Each share has a liquidation preference equal to its stated value, which is junior to the Series A Preferred Stock but senior to shares of Common Stock. The Series B Preferred carries a dividend of 14% of the stated value per year, payable semi-annually in cash or in additional shares of Series B Preferred, at the Company's option. Subject to approval of the conversion rights by the holders of Common Stock, beginning on each of September 1, 1997, December 1, 1997, March 1, 1998 and June 1, 1998, the holders of Series B Preferred have the right to convert up to 25% of the number of Series B Preferred Stock initially issued (plus shares of Series B Preferred issued as dividends on such shares, and as dividends on such dividends) into that number of shares of Common Stock equal to the stated value divided by the average of the closing price of the Common Stock for the 10 trading days prior to each conversion dated. The conversion price will be subject to adjustment based on stock splits, stock dividends, issuance of securities below current market price and other events. If the Company elects to redeem Series B Preferred, Stock the holders thereof will have the right to convert any Series B Preferred which was then convertible into Common Stock within 15 business days after receipt of notice of redemption.

     If the stockholders of the Company do not approve the conversion provisions discussed above, the dividend rate will increase to 17% on July 1, 1997, 18% on October 1, 1997, 19% on January 1, 1998 and 20% on April 1, 1998, but will revert to 14% at such time as such stockholder approval is obtained. Accordingly, stockholder approval of the convertibility of the Series B Preferred Stock is necessary to avoid increasing dividend rates on Series B Preferred Stock. The Board of Directors believes that the proposal is in the best interests of the Company and its stockholders, since the increased accretion of Series B Preferred at the higher dividend rate would result in there there being a greater amount of Series B Preferred ranking ahead of the Common Stock than there would be at the lower dividend rate.

  Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at the Annual Meeting. For purposes of determining the number of shares present or represented, abstentions will be counted (and will, therefore, be equivalent to a vote against), but broker non-votes will not be counted.

  The Board of Directors recommends that you vote FOR the approval of the provisions of Section 5 of the Certificate of Designation of the Series B Preferred Stock permitting the convertibility of Series B Preferred into Common Stock.


                       AMENDMENT TO 1996 STOCK OPTION PLAN

                                 (PROPOSAL FIVE)

The Board of Directors proposes that the stockholders of the Company approve certain amendments (the "Certain Amendments") to the Metrocall, Inc. 1996 Stock Option Plan (the "1996 Stock Option Plan" or the "Plan"). The 1996 Stock Option Plan became effective April 5, 1996 (the "Effective Date"), pursuant to the approval of the stockholders of the Company. On February 5, 1997, the Board of Directors adopted a restated and amended version of the 1996 Metrocall Stock Option Plan (the "Revised Plan").

The Revised Plan makes several important changes to the Plan in light of the relaxation of requirements in Rule 16b-3 of the Securities and Exchange Act of 1934 and other administrative concerns. The following is a summary of the Revised Plan and a description of the amendments that are subject to Stockholder approval ( "Plan Amendments"). This summary description is a fair and complete summary of the proposed changes to the 1996 Plan; however, it is qualified in its entirety by reference to the full text of the Revised Plan, which is attached to this Proxy Statement as Exhibit C.


GENERAL

Purpose. The 1996 Revised Plan offers eligible employees and non-employee directors the opportunity to purchase shares of Common Stock. The Plan is intended to encourage employees and non-employee directors to acquire an equity interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries. Funds received by the Company under the Plan may be used for any general corporate purpose.

   Eligibility. All employees of the Company and certain subsidiaries and those non-employee directors who have never been employees of the Company and its subsidiaries ("Eligible Directors") are eligible to participate in the Revised Plan. As of March 14, 1997, there were 2,058 employees and seven Eligible Directors eligible to receive grants under this Plan.

   Shares Available Under the Revised Plan. The Revised Plan authorizes the issuance of up to 2,000,000 shares of Common Stock. The number of shares issuable under the Plan will be adjusted for stock dividends, stock splits, reclassifications and other changes affecting Metrocall's Common Stock. If any option granted under the Revised Plan expires or terminates prior to exercise in full, the shares subject to that option will be available for future grants under the Plan. The maximum number of shares that may be acquired under the Plan by any individual is 750,000 shares, subject to adjustment for stock dividends, stock splits, reclassifications, corporate transactions or other changes affecting Common Stock. Because the Plan provides for discretionary grants of options, the specific amounts to be granted to particular persons cannot be determined in advance.

   Administration. The Revised Plan is administered by Board of Directors or the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority and discretion to select employees to participate in the Plan, to grant options to employees under the Plan, to specify the terms and conditions of options granted to employees (within the limitations of the Plan) and to otherwise interpret and construe the terms of the Plan and any agreements governing options granted under the Plan. The Committee has no discretion over the options granted to Eligible Directors. The Board of Directors has authority under the Plan Amendments to make discretionary grants to Eligible Directors or to modify the terms of formula grants to Eligible Directors.


   OPTIONS GRANTED UNDER THE PLAN

   General. All options granted under the Plan will be evidenced by a written agreement setting forth the terms and conditions governing the option. The Committee has broad discretion to determine the timing, amount. exercisability and other terms and conditions of options granted to employees, but will have no discretion over the terms and conditions of options granted to Eligible Directors. No options granted under the Plan are assignable or transferable, other than by will or in accordance with the laws of descent and distribution.

   Options Granted to Employees. Both incentive stock options and non-stockholder stock options are available for employees under the Revised Plan. For incentive stock options. the option price will be not less than the fair market value of a share of Common Stock on the date the option is granted. However, if the employee receiving the option is a more than 10% owner of Common Stock, the option price will not be less than the greater of par value or 110% of the fair market value of a share of Common Stock on the date the option is granted. For non-qualified options, the option price will be not less than the par value of the Common Stock. The closing price of a share of Common Stock, as reported on the Nasdaq Stock Market on March 14, 1997 was $5 1/16.

   Formula Options Granted to Directors. All options granted to Eligible Directors will be non-qualified options. On the effective date of the Plan, all Eligible Directors were granted an initial option to purchase 10,000 shares of Common Stock. Thereafter, every Eligible Director will be granted an initial option to purchase 10,000 shares of Common Stock at the time such Eligible Director commences service on the Board of Directors. Subsequently, each Eligible Director who received an initial grant of an option will receive an additional option to purchase 1,000 shares of Common Stock on each anniversary of the initial option, provided that the director continues to be an Eligible Director on each anniversary date. Options granted to Eligible Directors will become fully vested six months after the date of grant. The exercise price for options granted to Eligible Directors will be the fair market value of the Common Stock on the date the option is granted or the date of stockholder approval of the Plan, if later.

  Discretionary Grants to Directors. As permitted under revised Rule 16b-3, the Plan Amendments broaden the extent to which directors can receive options under the plan. As previously approved, the 1996 Plan provided that nonemployee directors were eligible only for grants pursuant to a specified formula.
Section 7.2 of the Revised Plan provides that the full Board of Directors can make grants to any and all directors in its discretion. The formula grants remain in place in the Revised Plan, but the full Board of Directors is also given the authority to amend those formula grants as it deems appropriate. The Board believes that this change is in the best interests of the Company in that it will facilitate its attracting, retaining and motivating qualified outside directors. This change is contingent on stockholder approval.

    In connection with this amendment, the Board approved grants to Messrs. R. Aprahamian, Brock, Greene, Martin, Poppa, Russenberger, and Singer and Ms. Brock of 5,000 shares each at an exercise price of $6.00 per share. It also made grants to Messrs. R. Aprahamian and Martin of 10,000 and 10,000 shares respectively at an exercise price of $6.00 per share in substitution for options previously granted under the 1996 Plan and made grants under the Revised Plan to Messrs. R. Aprahamian, Johnston, and Martin of 1,000, 2,000, and 2,000 shares respectively at an exercise of $6.00 per share to supplement their out-of-the-money options under the Company's prior stock option plan for directors. All changes to director options are contingent on stockholder approval of the Plan Amendments. to the Revised Plan.

   Exercise. Options granted under the Revised Plan to employees or Eligible Directors may be exercised by delivery to the Committee of a written notice of exercise. The notice must specify the number of shares being exercised and must be accompanied by payment in full of the option price for the shares being exercised (unless the optionee's written notice of exercise directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to Metrocall as the agent for the optionee and at the time the stock certificates are delivered to the broker, the broker tenders to Metrocall cash or cash equivalents acceptable to Metrocall equal to the exercise price).

   The option price may be paid as permitted by the option agreement, (a) in cash or certified check, (b) by tendering shares of Common Stock that the optionee has held for at least 6 months or acquired under an option granted not less than 6 months prior and that will be valued at the fair market value on the date of exercise; or (c) any combination of these methods. An optionee will not have any of the rights of a stockholder until payment in full for the shares is received and a stock certificate is issued. In addition, with respect to options granted to employees, options may be exercised by any other method that the Committee prescribes.

   For options granted to employees, the Committee may prescribe in the option agreement that the optionee may elect to satisfy any federal, state or local withholding tax requirements by directing Metrocall to apply shares of Common Stock to which the optionee is entitled as a result of the exercise of the option in order to satisfy such withholding requirements.

   Termination of Service. The Committee has discretion to fix the period in which options granted to employees may be exercised after termination of employment. Vested options granted to Eligible Directors remain exercisable for the remaining term of the option unless the Board specifies otherwise (see "Term of Options," below).

   Term of Options. Each option granted under the Plan will terminate no later than 10 years after the date the option is granted. However, options intended to be incentive stock options granted to employees under the Plan will expire no later than 5 years after the date of the grant if the option is granted to an employee who owns (or is deemed to own) more than 10% of the outstanding Common Stock.


   OTHER AMENDMENTS

   In addition to providing for discretionary grants to directors, the Revised Plan, in Section 11, eliminates provisions in the 1996 Plan that required stockholder approval in a number of circumstances for which it would not be required by the securities laws in the future. The Board concluded that this change is in the best interests of the Company because it eliminates corporate expenses and limitations on optionees that are no longer necessary for legal compliance. Under the Revised Plan, stockholder approval is required only for changes to the incentive stock options and only to the extent necessary to preserve their tax treatment. This change to the requirements for stockholder approval is also contingent on stockholder approval of the Certain Amendments.

   The Revised Plan also includes certain changes that were not required to be be submitted to stockholders. These include bringing holders of options exchanged for A+ Network options in the A+ Network Merger within the Plan, the distribution of the Company's indexed Variable Common Rights under the 1996 Plan to A+ Network option holders, and certain administrative changes, such as the timing of the use of stock to pay withholding obligations. The Revised Plan also changes the definition of "Compensation Committee" for purposes of the 1996 Plan.


AMENDMENT OR TERMINATION OF THE PLAN

   The Board of Directors may amend or terminate the Revised Plan at any time and from time to time, provided however, that no amendment may, without the approval of a majority of the stockholders of the Company, amend the provisions governing incentive stock options other than as permitted under the Internal Revenue Code. The Plan will terminate no later than 10 years after its effective date.


TAX CONSEQUENCES

   The following is a general summary of the federal income tax treatment of incentive stock options and non-qualified stock options to be granted under the Revised Plan based upon the current provisions of the Code and regulations promulgated thereunder.

   Incentive Stock Options. Incentive stock options granted to employees under the Revised Plan are intended to meet the requirements of Code section 422. No tax consequences result from the grant of the option. If an option holder acquires stock upon the exercise, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and the Company will be allowed no deduction as a result of the exercise, if the following conditions are met: (a) at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the stock is transferred to the option holder. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for stock will ordinarily be treated as long-term capital gain, and any loss will be treated as a long-term capital loss, in the year of the sale.

  If the option holder fails to comply with the employment or holding period requirements discussed above, the option holder will recognize ordinary income in an amount equal to the lesser of (i) the difference between the fair market value of the Common Stock received upon exercise and the option exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price. If the option holder is treated as having received ordinary income because of his failure to comply with either condition above, an equivalent deduction will be allowed to the Company in the same year.

  Nonqualified Stock Options. No tax consequences result from the grant of a nonqualified stock option. An option holder who exercises a non-qualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the option shares on the date of exercise and the option exercise price, and the Company will be entitled to a deduction from income in the same amount. The option holder's basis in such shares will be the fair market value of the shares on the date exercised, and when the shares are disposed of, capital gain or loss, either long-term or short-term, will be recognized depending on the holding period of the shares.


NEW PLAN BENEFITS

    The following benefits have been awarded under the Revised Plan, subject to stockholder approval:

            Name and Position                       Number of Shares
------------------------------------------          ----------------

     William L. Collins, III, President
     and Chief Executive Officer.................         0

     Vincent D. Kelly, Chief Financial
     Officer, Treasurer, and Vice President......         0

     Steven D. Jacoby, Chief Operating
     Officer and Vice President..................         0

     Executive Group.............................         0

     Non-Executive Director Group ...............    65,000 (a)

     Non-Executive Officer Employee Group........         0

(a) Of the 65,000 shares, 20,000 were issued in replacement for options previously issued under the 1996 Plan.

Additional benefits to be awarded under the Plan have not been determined at this time.

Stockholder Approval

  Approval of the Plan Amendments will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at the Annual Meeting. For purposes of determining the number of votes present or represented and entitled to vote, abstentions will be counted (and will, therefore, be equivalent to a vote against), but broker non-voter will not be counted) Failure of the stockholders to approve the Plan Amendments will cause the rescission of the Plan Amendments, and any rights to purchase shares granted pursuant to the Plan Amendments will be void.

  The Board of Directors recommends that you vote FOR the proposal to approve the Plan Amendments.

                                   OTHER MATTERS

  As of the date of this Proxy Statement, the Board of Directors of Metrocall does not know of any other matters to be presented for action by the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the proxy holders will vote upon the same according to their discretion and best judgment.


                               STOCKHOLDER PROPOSALS

  Any proposal intended to be presented by any stockholder for action at the 1998 Annual Meeting of Stockholders of Metrocall must be received by the Secretary of Metrocall at 6677 Richmond Highway, Alexandria, Virginia 22306 not later than November 30, 1997, in order for the proposal to be considered for inclusion in Metrocall's proxy statement and proxy relating to the 1998 Annual Meeting.

                                    By Order of the Board of Directors

                                    /s/ RICHARD M. JOHNSTON

                                    Richard M. Johnston
                                    Chairman of the Board

Alexandria, Virginia,
April 7, 1997

  A COPY OF THE METROCALL ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 ACCOMPANIES THIS PROXY STATEMENT. METROCALL HAS FILED AN ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 ON FORM 10-K WITH THE COMMISSION. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE FORM 10-K BY WRITING TO INVESTOR RELATIONS, METROCALL, INC., 6677 RICHMOND HIGHWAY, ALEXANDRIA, VIRGINIA 22306.

                                                                       EXHIBIT A


                            PROPOSED AMENDMENT TO THE
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


            The proposed amendment to Section 4.1 of the Company's Amended and Restated Certificate of Incorporation that would be effective if Proposal Three is approved by the stockholders is set forth below. Additions are underlined and in bold type and deletions are in brackets and italicized type.

4. CAPITAL STOCK

            4.1  AUTHORIZED SHARES.

            The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 61,000,000 [34,500,000] shares, of which 1,000,000 shares shall be Preferred Stock, having a par value of $0.01 per share (the "Preferred Stock") and 60,000,000 [33,500,000] shall be classified as shares of Common Stock par value $0.01 per share ("Common Stock"). The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Preferred Stock or Common Stock and the issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation.

                                                                       EXHIBIT B


                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                          OPTIONAL AND OTHER RIGHTS OF
                   SERIES B JUNIOR CONVERTIBLE PREFERRED STOCK
                                       OF
                                 METROCALL, INC.

            Metrocall, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, at a meeting duly held on January 17, 1997, adopted the following resolution:

            WHEREAS, the Board of Directors of the Corporation is authorized by the Amended and Restated Certificate of Incorporation to issue up to 1,000,000 shares of preferred stock in one or more classes or series and, in connection with the creation of any class or series, to fix by the resolutions providing for the issuance of shares the powers, designations, preferences and relative, participating, optional or other rights of the class or series and the qualifications, limitations or restrictions thereof; and

            WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to such authority, to authorize and fix the terms and provisions of a series of preferred stock and the number of shares constituting the series;

            NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized a series of preferred stock on the terms and with the provisions herein set forth on Annex A attached to this resolution.



                                    -------------------------------------
                                    Shirley B. White
                                    Assistant Secretary

ATTEST:


--------------------------
Vincent D. Kelly
Chief Financial Officer

                                                                         ANNEX A

            SERIES B JUNIOR CONVERTIBLE PREFERRED STOCK

            The powers, designations, preferences and relative, participating, optional or other rights of the Series B Junior Convertible Preferred Stock of Metrocall, Inc. (the "Corporation") are as follows:


      1.    DESIGNATION AND AMOUNT.

            This series of preferred stock shall be designated as "Series B Junior Convertible Preferred Stock," and shall have $0.01 par value per share. The number of authorized shares constituting this series shall be 9,000 shares. Shares of the Series B Convertible Preferred Stock shall have a stated value of $10,000 per share (the "Stated Value"). The Corporation may issue fractional shares of Series B Junior Convertible Preferred Stock.


      2.    DIVIDENDS.

            (a) Right to Receive Dividends. Holders of the Series B Junior Convertible Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation (the "Board of Directors"), to the extent permitted by the General Corporation Law of the State of Delaware, cumulative dividends at the rate, in the form, at the times and in the manner set forth in this Section 2. Such dividends shall accrue on any given share from the day of issuance of such share and shall accrue from day to day whether or not earned or declared.

             (b) Form of Dividend. Any dividend payment made with respect to the Series B Junior Convertible Preferred Stock may be made, at the sole discretion of the Board of Directors, in cash out of funds legally available for such purpose or by issuing the number of shares of Series B Junior Convertible Preferred Stock equal to the amount of the dividend divided by the Stated Value. Any such dividend payment may be made, in the sole discretion of the Board of Directors, partially in cash and partially in shares of Series B Junior Convertible Preferred Stock determined in accordance with the preceding formula; provided, that, in the event that any such dividend payment is made partially in cash and partially in shares of Series B Junior Convertible Preferred Stock, each holder of Series B Junior Convertible Preferred Stock shall receive a ratable amount of cash and Series B Junior Convertible Preferred Stock that is proportionate to the amount of Series B Junior Convertible Preferred Stock held by such holder on which such dividend is paid. All shares of Series B Junior Convertible Preferred Stock issued as a dividend shall be fully paid and nonassessable.

            (c) Dividend Rate. The dividend rate on the Series B Junior Convertible Preferred Stock shall be 14% of the Stated Value per share per annum; provided, that unless and until the holders of the common stock, $.01 par value of the Corporation (the "Common Stock") approve the conversion provisions of Section 5 below, the dividend rate will increase to 17% on July 1, 1997, 18% on October 1, 1997, 19% on January 1, 1998 and 20% on April 1, 1998, and will revert to 14% at such time as such stockholder approval is obtained.

            (d) Payment of Dividends. Dividends shall be payable in arrears, when and as declared by the Board of Directors, on May 15 and November 15 of each year (each such semiannual payment date a "Dividend Payment Date"), except that if any such date is a Saturday, Sunday or legal holiday then such dividend shall be payable on the first immediately succeeding calendar day which is not a Saturday, Sunday or legal holiday. Dividends shall accrue on each share of Series B Junior Convertible Preferred Stock from the date of issuance of such share, and, after payment of a dividend as required hereunder, from and after each Dividend Payment Date based on the number of days elapsed and a 365-day year. The dividend payable on the first Dividend Payment Date with respect to any share of Series B Junior Convertible Preferred Stock shall be the pro rata portion of the Dividend Rate based upon the number of days from and including the date of issuance, up to and including such first Dividend Payment Date and a 365-day year. Each dividend shall be paid to the holders of record of shares of the Series B Junior Convertible Preferred Stock as they appear on the books of the Corporation on such record date, not more than 45 days nor fewer than 10 days preceding the respective Dividend Payment Date, as shall be fixed by the Board of Directors.

            (e) Dividend Preference. Dividends on the Series B Junior Convertible Preferred Stock shall be payable after dividends are paid on the Series A Convertible Preferred Stock, $.01 par value, of the Corporation (the "Series A Preferred Stock") and before any dividends or distributions or other payments shall be paid or set aside for payment upon the Common Stock, the variable common rights ("VCRs") issued pursuant to the Variable Common Rights Agreement dated November 15, 1996 between the Corporation and First Union National Bank of Virginia as Rights Agent, or any other stock ranking on liquidation or as to dividends or distributions junior to the Series B Junior Convertible Preferred Stock (any such stock or VCRs, together with the Common Stock, being referred to hereinafter as "Junior Stock"), other than a dividend, distribution or payment paid solely in shares of Common Stock or other Junior Stock that is not Redeemable Stock. If at any time dividends on the outstanding Series B Junior Convertible Preferred Stock at the rate set forth herein shall not have been paid or declared and set apart for payment with respect to all preceding and current periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, before any dividend, distribution or payment shall be declared or paid upon or set apart for the shares of any class of Junior Stock, other than a dividend, distribution or payment paid solely in shares of Common Stock or other Junior Stock that is not Redeemable Stock. The term "Redeemable Stock" shall mean any equity security that by its terms or otherwise is required to be redeemed for cash on or prior to the Final Redemption Date (as defined in Section 7) or is redeemable for cash at the option of the holder thereof at any time prior to the Final Redemption Date.

            If there shall be outstanding shares of any Parity Securities, no full dividends shall be declared or paid or set apart for payment on any such Parity Securities for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum or additional shares of Series B Junior Convertible Preferred Stock as permitted hereunder sufficient for the payment thereof set apart for such payment on the Series B Junior Convertible Preferred Stock for all dividend periods terminating on or prior to the date of payment of such dividends; provided that in no event shall any dividends be declared or paid in cash on Parity Securities unless dividends in cash of not less than a ratable amount are declared and paid on Series B Junior Convertible Preferred Stock. The term "Parity Securities" shall mean any class or series of capital stock which is entitled to share ratably with the Series B Junior Convertible Preferred Stock in the payment of dividends, including accumulations, if any, and, in the event that the amounts payable thereon on liquidation are not paid in full, are entitled to share ratably with the Series B Junior Convertible Preferred Stock in any distribution of assets; provided that Parity Securities shall not include any shares of Series B Junior Convertible Preferred Stock issued as dividends pursuant to this
Section 2.

            If dividends on the Series B Junior Convertible Preferred Stock and on any other series of Parity Securities are in arrears, in making any dividend payment on account of such arrears, the Corporation shall make payments ratably (and ratably as to cash, in-kind or other payments) upon all outstanding shares of the Series B Junior Convertible Preferred Stock and shares of such other Parity Securities in proportion to the respective aggregate amounts of dividends in arrears on the Series B Junior Convertible Preferred Stock and on such other series of Parity Securities to the date of such dividend payment.


      3.    LIQUIDATION PREFERENCE.

            In the event of any bankruptcy, liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, each holder of Series B Junior Convertible Preferred Stock at the time thereof shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of the Common Stock or other Junior Stock by reason of their ownership of such stock, but after payment to holders of the Series A Preferred Stock of any amounts to which they are entitled, an amount per share of Series B Junior Convertible Preferred Stock equal to the Stated Value plus any accrued and unpaid dividends to the date of liquidation. If the assets and funds legally available for distribution among the holders of Series B Junior Convertible Preferred Stock shall be insufficient to permit the payment to the holders of the full aforesaid preferential amount, then the assets and funds shall be distributed ratably among holders of Series B Junior Convertible Preferred Stock in proportion to the number of shares of Series B Junior Convertible Preferred Stock owned by each holder. If the assets and funds of the Corporation available for distribution to stockholders upon any bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to permit the payment to holders of the full aforesaid preferential amount and there shall be any outstanding shares of Parity Securities, the holders of Series B Junior Convertible Preferred Stock and the holders of such other Parity Securities shall share ratably (and ratably as to cash or other distributions) in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

      4.    VOTING RIGHTS.

            The holders of the Series B Junior Convertible Preferred Stock shall have no voting rights except as set forth in the Corporation's Amended and Restated Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation") or as provided by applicable law, and except for the following:

            (a) Changes in Organizational Documents. So long as the Series B Junior Convertible Preferred Stock is outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then outstanding shares of Series B Junior Convertible Preferred Stock, voting as a single class, amend, repeal, modify or supplement
(i) any provision of the Certificate of Incorporation, the Fourth Amended and Restated Bylaws of the Corporation, as in effect on the date on which Series B Junior Convertible Preferred Stock is first issued by the Corporation (the "Initial Issuance Date"), or any successor bylaws, if such amendment, repeal, modification or supplement in any way adversely affects the powers, designations, preferences or other rights of the Series B Junior Convertible Preferred Stock, or (ii) this Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series B Junior Convertible Preferred Stock ("Certificate of Designation").

            (b) Limitation on Senior Securities. (i) So long as the Series B Junior Convertible Preferred Stock is outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then outstanding shares of Series B Junior Convertible Preferred Stock, voting as a single class, incur or issue, or permit any subsidiary of the Corporation to incur or issue, any Senior Securities, except that the Corporation or a subsidiary may incur or issue Senior Securities if at the time of incurrence or issuance, the ratio of (A) Senior Securities outstanding on such date to (B) Pro Forma Consolidated Cash Flow for the most recently ended full fiscal quarter multiplied by four, determined on a pro forma basis as if any such Senior Securities had been incurred or issued and the proceeds thereof had been applied at the beginning of such fiscal quarter, would be less than 7.0 to 1.0. Notwithstanding the foregoing limitation, the Corporation may incur and, as applicable, may permit its Subsidiaries to incur, Refinancing Debt.

                  (ii)  For purposes of this Section,

                  (A) "Senior Securities" shall mean (i) all Debt, and (ii) the shares of any classes or series of capital stock which are senior to the Series B Junior Convertible Preferred Stock in respect of the right to receive dividends or to participate in any distribution of assets other than by way of dividends or which are Redeemable Stock. For the purposes of determining any particular amount of Senior Securities described in clause (ii) of the definition of Senior Securities, said amount shall be the greater of the market value or the minimum amount payable by the Corporation or any of its subsidiaries upon the redemption, purchase, or the retirement of such Senior Securities. Notwithstanding any other provision hereof, "Senior Securities" shall not include Series A Preferred Stock.

                  (B) "Pro Forma Consolidated Cash Flow" shall mean for any period the Corporation's Consolidated Cash Flow for such period calculated on a pro forma basis to give effect to any Asset Disposition or acquisition of assets not in the ordinary course of business (including acquisitions by merger, consolidation or purchase of capital stock) during such period or thereafter as if such Asset Disposition or acquisition had taken place on the first day of such period.

                  (C) "Consolidated Cash Flow" shall mean for any period the Corporation's Consolidated Net Income for such period plus (i) the Corporation's Consolidated Interest Expense for such period plus (ii) the consolidated income tax expense of the Corporation and its consolidated subsidiaries for such period plus (iii) the consolidated depreciation and amortization expense included in the income statement of the Corporation and its consolidated subsidiaries for such period plus (iv) other non-cash charges reducing Consolidated Net Income for such period (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash charges in any future period), minus (v) non-cash items increasing Consolidated Net Income for such period. Notwithstanding the foregoing, the provision for taxes on the income or profits of and the depreciation and amortization and other non-cash charges of any of the Corporation's consolidated subsidiaries shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent (and in the same proportion) that the net income of such subsidiary was included in calculating the Consolidated Net Income of the Corporation and only if and to the extent such subsidiary could have paid such amount at the date of determination as a dividend to the Corporation by such subsidiary without prior governmental approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that subsidiary or its stockholders.

                  (D) "Consolidated Net Income" shall mean for any period the net income (or loss) of the Corporation and its subsidiaries for such period, determined on a consolidated basis in accordance with generally accepted accounting principles ("GAAP"); provided that there shall be excluded therefrom (i) the net income (but not the loss) of any subsidiary which is subject to restrictions which prevent the payment of dividends and the making of distributions (by loans, advances, intercompany transfers or otherwise) to the Corporation except to the extent of the amount of dividends or other distributions actually paid to the Corporation by such subsidiary without violation of any such restrictions,
      (ii) the net income (or loss) of any Person that is not a consolidated subsidiary of the Corporation except to the extent of the amount of dividends or other distributions actually paid to the Corporation by such Person during any period, (iii) any gain or loss on any Asset Disposition by the Corporation or any of its subsidiaries and (iv) any extraordinary gain or loss.

                  (E) "Consolidated Interest Expense" shall mean for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of the Corporation and its consolidated subsidiaries for such period determined in accordance with GAAP, including without limitation or duplication

      (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments of fees with respect to letters of credit, bankers' acceptances or similar facilities; (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements, other than fees or charges related to the acquisition or termination thereof which are not allocable to interest expense in accordance with GAAP; and (iv) the interest component associated with capital lease obligations.

                  (F) "Asset Disposition" shall mean any transfer, conveyance, sale, lease or other disposition by the Corporation or any of its subsidiaries (including a consolidation or merger or other sale of any such subsidiary with, into or to another Person in a transaction in which such subsidiary ceases to be a subsidiary, but excluding a disposition by a subsidiary of such Person to such Person or a wholly owned subsidiary of such Person or by such Person to a wholly owned subsidiary of such Person, and excluding the creation of a lien, pledge or security interest) of (i) shares of capital stock (other than directors' qualifying shares) or other ownership interests of a subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries outside of the ordinary course of business, in any case where the consideration received by such Person or a subsidiary of such Person or the fair market value of the assets subject to such disposition exceeds $1 million.

                  (G) "Debt" shall mean (without duplication), whether recourse is to all or a portion of the assets of the Corporation or any of its subsidiaries, and whether or not contingent, (i) every obligation of the Corporation or any of its subsidiaries for money borrowed, (ii) every obligation of the Corporation or any of its subsidiaries evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of the Corporation or any of its subsidiaries with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Corporation or any of its subsidiaries, (iv) every obligation of the Corporation or any of its subsidiaries issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every capital lease obligation of the Corporation or any of its subsidiaries, (vi) Attributable Debt of the Corporation or any of its subsidiaries, (vii) the maximum fixed redemption or repurchase price of Redeemable Stock (other than Series A Preferred Stock) of the Corporation or any of its subsidiaries at the time of determination, (viii) every obligation of the Corporation or any of its subsidiaries secured by a lien on any asset of the Corporation or any of its subsidiaries (whether or not such obligation is assumed by the Corporation or any of its subsidiaries); provided, however, that, unless such Debt constitutes Debt of the referent Person pursuant to any other clause of this definition, the amount of such Debt shall be the lesser of (A) the fair market value of such asset and (B) the amount of such Debt, and (ix) every obligation of the type referred to in clauses (i) through (viii) of the Corporation or any of its subsidiaries and all dividends of the Corporation or any of its subsidiaries the payment of which, in either case, the Corporation has guaranteed or for which the Corporation is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise and provided further that none of the following shall constitute Debt: (i) guarantees by subsidiaries of Debt under any bank credit facility incurred by the Corporation; (ii) Debt owed by the Corporation to any wholly owned subsidiary of the Corporation or owed by any wholly owned subsidiary of the Corporation to the Corporation or any other wholly owned subsidiary of the Corporation (but only so long as such Debt is held by the Corporation or such wholly owned subsidiary); (iii) debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Debt is extinguished within two business days of its incurrence; and (iv) renewals of guarantees permitted by clause (i) above.

                        For purposes of determining any particular amount of Debt under this covenant, guarantees of (or obligations with respect to letters of credit supporting) Debt otherwise included in the determination of such amount shall not also be included. For the purpose of determining compliance with this covenant, (A) in the event that an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses, the Corporation, in its sole discretion, shall classify such item of Debt and only be required to include the amount and type of such Debt in one of such clauses; and (B) the amount of Debt issued at a price which is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with GAAP.

                  (H) "Attributable Debt" in respect of a sale and leaseback transaction shall mean, at the time of determination the present value (discounted at the interest rate implicit in the lease, compounded semiannually) of the obligation of the lessee of the property subject to such sale and leaseback transaction for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

                  (I) "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization or other business entity, and a government or agency or political subdivision thereof.

                  (J) "Refinancing Debt" shall mean (i) any Debt of the Corporation that renews, refunds or extends any outstanding Debt of the Corporation or a subsidiary of the Corporation which Debt was incurred in compliance with this Certificate of Designation, and (ii) any Debt of a subsidiary of the Corporation that renews, refunds or extends any Debt of such Subsidiary which Debt was incurred in compliance with this Certificate of Designation in the case of both clauses (i) and (ii) in an amount not to exceed the outstanding principal amount of the Debt so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the debt refinanced or the amount of any premium reasonably determined by the Corporation as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Corporation incurred in connection with such refinancing.

            (c) Means of Voting. The rights of the holders of Series B Junior Convertible Preferred Stock under this Section 4 may be exercised (i) at a meeting of the holders of shares of such Series B Junior Convertible Preferred Stock, called for the purpose by the Corporation; or (ii) by written consent signed by the holders of the requisite percentage of the then outstanding shares of the Series B Junior Convertible Preferred Stock, delivered to the Secretary or Assistant Secretary of the Corporation. Except to the extent otherwise provided herein or to the extent that holders of a majority of the Series B Junior Convertible Preferred Stock decide otherwise, any meeting of the holders of Series B Junior Convertible Preferred Stock shall be conducted in accordance with the provisions of the By-Laws of the Corporation applicable to meetings of stockholders. In the event of a conflict or inconsistency between the By-Laws of the Corporation and any term of this Certificate of Designation, including, but not limited to this Section 4, the terms of this Certificate of Designation shall prevail.


      5.    CONVERSION

            Subject to and upon the approval of this Section 5 by the holders of the Common Stock, Shares of Series B Junior Convertible Preferred Stock may be converted into shares of Common Stock, on the terms and conditions set forth in this Section 5.

            (a) Optional Conversion. Beginning on each of September 1, 1997, December 1, 1997, March 1, 1998, and June 1, 1998 (each such date, a "Conversion Date"), each holder that was issued Series B Junior Convertible Preferred Stock on the Initial Issuance Date or upon conversion of the Corporation's Common Stock Equivalent Preferred Stock (or, in either case, such holder's permitted transferees) shall have right, at any time and from time to time thereafter, to convert up to 25% of that number of shares of Series B Junior Convertible Preferred Stock so issued to such holder plus shares of Series B Junior Convertible Preferred Stock issued as dividends on such shares (and as dividends on such dividends) into that number of shares of Common Stock equal to the Stated Value of the shares converted divided by the Conversion Price on the respective Conversion Date, subject to adjustment as provided in Section 5(h). In the event the Corporation delivers a notice of redemption of Series B Junior Convertible Preferred Stock pursuant to Section 6(c) below, a holder of the Series B Junior Convertible Preferred Stock may elect, by written notice delivered within 15 business days after receipt of the notice of redemption, to convert any or all shares of Series B Junior Convertible Preferred Stock which are subject to the notice of redemption and are convertible on the date notice is deemed given under Section 5(h).

            (b) Conversion Price. The Conversion Price of the shares of Series B Junior Convertible Preferred Stock convertible on each Conversion Date shall be the average of the Closing

Prices of the Common Stock of the Corporation for the 10 Trading Days prior to each such Conversion Date. For purposes of this Certificate of Designation:

                  (i) the term "Closing Price," on any Trading Day, shall mean the last reported sale price, or in case no such sale takes place on such day, the average of the closing bid and asked prices, for the Common Stock.

                  (ii) the term "Trading Day" shall mean (A) a day on which the Common Stock is traded on the principal stock exchange on which the Common Stock has been listed, or (B) if the Common Stock is not listed on any stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the Nasdaq National Market System, or (C) if the Common Stock is not listed on any stock exchange or traded on the Nasdaq National Market System, a day on which the Common Stock is traded in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

            (c) Common Stock. The Common Stock to be issued upon conversion hereunder shall be fully paid and nonassessable.

            (d) Procedures for Conversion. (i) In order to convert shares of Series B Junior Convertible Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates therefore, duly endorsed for transfer, at any time during normal business hours, to the Corporation at its principal or at such other office or agency then maintained by it for such purpose (the "Payment Office"), accompanied (or preceded as required by Section 5(a)) by written notice to the Corporation of such holder's election to convert and (if so required by the Corporation or any conversion agent) by an instrument of transfer, in form reasonably satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by his duly authorized attorney, and any cash payment required pursuant to Section 5(d)(iii). As promptly as practicable after the surrender for conversion of any share of the Series B Junior Convertible Preferred Stock in the manner provided in the preceding sentence, and the payment in cash of any amount required by the provisions of Section 5(d)(iii), but in any event within three Trading Days of such surrender for payment, the Corporation will deliver or cause to be delivered at the Payment Office to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares in proper order for conversion, and all rights of the holder of such share as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened.

                  (ii) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Series B Junior Convertible Preferred Stock. At the Corporation's discretion, in the event the Corporation determines not to issue fractional shares, in lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Conversion Price.

                  (iii) The issuance of certificates for shares of Common Stock upon conversion shall be made without charge for any issue, stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of record of the shares converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

            (e) Reservation of Stock Issuable Upon Conversion. Subject to the approval of the holders of Common Stock of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Corporation to not less than 60,000,000 shares, the Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Junior Convertible Preferred Stock, 3,500,000 shares of Common Stock. If at any time the number of authorized and unissued shares of Common Stock that are reserved for issuance upon conversion of the shares of Series B Junior Convertible Preferred Stock, shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Junior Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding shareholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval and upon such approval, the Corporation shall reserve and keep available such additional shares solely for the purpose of effecting the conversion of the shares of the Series B Junior Convertible Preferred Stock.

            (f) Notices. Any notice required by the provisions of this Certificate of Designation to be given to the holders of shares of Series B Junior Convertible Preferred Stock shall be deemed given five days after such notice is deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation, or the next business day after such notice is delivered to a recognized overnight courier service with next-business day delivery specified.

            (g)   Reorganization, Merger or Sale of the Corporation.

                   (i) Notwithstanding any other provision hereof, in case of
      (A) any reorganization or any reclassification of the capital stock of the Corporation or (B) any merger of the Corporation, that in any such case results in the Common Stock being converted into other securities or property, or the right to receive other securities or property, then provision shall be made so that, upon consummation of such reorganization, reclassification or merger, each share of Series B Junior Convertible Preferred Stock which was convertible into Common Stock on the Trading Day immediately prior to the initial announcement of the transaction or of a proposed transaction that ultimately resulted in the transaction, shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series B Junior Convertible Preferred Stock would have been entitled assuming conversion on such Trading Day. In any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series B Junior Convertible Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of Series B Junior Convertible Preferred Stock.

                   (ii) In case of any merger, consolidation, reclassification or other similar reorganization, to the extent the Corporation is not the surviving entity, and the Corporation or the holders do not otherwise redeem or convert all outstanding shares of Series B Junior Convertible Preferred Stock, the Series B Junior Convertible Preferred Stock shall be converted into or exchanged for and shall become shares of the surviving corporation having, in respect of the surviving corporation, substantially the same powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series B Junior Convertible Preferred Stock had immediately prior to such transaction.

            (h) Adjustments. The number of shares of Common Stock issuable upon conversion of shares of the Series B Junior Convertible Preferred Stock that are then outstanding and that prior to the relevant date have become convertible into Common Stock pursuant to Section 5(a) ("Then-Convertible Shares") shall be subject to adjustment from time to time as follows:

                  (i) Stock Dividends; Stock Splits; Reverse Stock Splits. In case the Corporation shall (A) declare or pay a dividend on its outstanding Common Stock in shares of Common Stock or make a distribution to all holders of its outstanding Common Stock in shares of Common Stock,
      (B) subdivide or reclassify its outstanding Common Stock, or (C) combine its outstanding Common Stock into a smaller number of shares, the number of shares of Common Stock issuable upon conversion of each Then-Convertible Share that was convertible immediately prior to the record date for such dividend or combination or the effective date of such subdivision or reclassification shall be adjusted so that the holder of each such share shall thereafter be entitled to receive the kind and number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such share been converted in full immediately prior to the happening of such event or any record date with respect thereto

      (with any record date requirement being deemed to have been satisfied), and, in any such case, the number of shares of Common Stock issuable upon conversion of each such share shall be subject to further adjustments under this Section 5(h). An adjustment made pursuant to this Section 5(h)(i) shall become effective at the record date, if any, for such event.

                  (ii) Distributions to Stockholders. In case the Corporation shall issue to holders of its Common Stock rights, options, warrants or convertible or exchangeable securities (collectively, the "rights") entitling them to subscribe for or purchase Common Stock at a price per share of Common Stock (determined by dividing (A) the total amount receivable by the Corporation in consideration of the issuance of such rights plus the total consideration payable to the Corporation upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights) that is lower than the Current Market Price per share of Common Stock in effect immediately prior to such issuance, then the number of shares of Common Stock issuable upon conversion of all Then-Convertible Shares shall be increased in a manner determined by multiplying the number of shares of Common Stock theretofore issuable upon the conversion of all Then-Convertible Shares by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights plus the number of shares of Common Stock which the aggregate consideration to be received by the Corporation in connection with such issuance (as defined in the following sentence) would purchase at the then Current Market Price per share of Common Stock. For purposes of this
      Section 5(h), the "Current Market Price" per share of Common Stock for any date shall mean average of the Closing Prices of the Common Stock for the 10 Trading Days prior to such date. For purposes of this Section 5(h)(ii), the "aggregate consideration to be received by the Corporation" in connection with any issuance of such rights shall be deemed to be the consideration received by the Corporation for such rights plus any consideration or premiums stated in such rights to be paid for the shares of Common Stock covered thereby. Any increase of the number of shares of Common Stock issuable upon exercise of all Then-Convertible Shares made pursuant to this Section 5.02(b) shall be allocated among such Then-Convertible Shares on a pro rata basis.

                  (iii) Issuance of Common Stock at Lower Values. In case the Corporation shall, in a transaction to which Section 5(h)(i) is inapplicable (and, in any event, other than upon conversion of Series A Preferred Stock, Series B Junior Convertible Preferred Stock or the Corporation's Common Stock Equivalent Convertible Preferred Stock, or upon exercise of any warrants or employee stock options that were outstanding on the Initial Issuance Date or pursuant to contractual commitments to which the Corporation was bound on the Initial Issuance Date), issue or sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share of Common Stock (determined, in the case of rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount receivable by the Corporation in consideration of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Corporation upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower (at the date of such sale or issuance) than the Current Market Price per share of Common Stock in effect immediately prior to such sale or issuance or for no consideration, then in each case the number of shares of Common Stock thereafter issuable upon the conversion of the Then-Convertible Shares shall be increased in a manner determined by multiplying the number of shares of Common Stock theretofore issuable upon the conversion of all Then-Convertible Shares by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the sale or issuance, plus the number of additional shares of Common Stock offered for subscription or purchase or to be issued upon conversion or exchange of such convertible or exchangeable securities, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the sale or issuance plus the number of shares of Common Stock which the aggregate consideration to be received by the Corporation (as defined in the following paragraph) in connection with such sale or issuance would purchase at the then Current Market Price per share of Common Stock.

            For the purpose of such adjustments the "aggregate consideration to be received by the Corporation" therefor shall be deemed to be the consideration received by the Corporation for such rights, options, warrants or convertible or exchangeable securities plus any consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby.

            In case the Corporation shall issue or sell shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Corporation for purposes of Sections 5(h)(ii) and 5(h)(iii), the Board of Directors of the Corporation shall determine, in good faith, the fair value of such property. In case the Corporation shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Corporation for purposes of Sections 5(h)(ii) and 5(h)(iii), the Board of Directors of the Corporation shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.

            Any increase of the number of shares of Common Stock issuable upon conversion of Then-Convertible Shares made pursuant to this Section 5(h)(iii) shall be allocated among such Then-Convertible Shares on a pro rata basis.

                  (iv) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange rights that have previously resulted in an adjustment under this
      Section 5(h), if any thereof shall not have been exercised, the number of shares of Common Stock issuable upon conversion of Then-Convertible Shares shall be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the consideration, if any, actually received by the Corporation for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of shares issuable upon conversion of Then-Convertible Shares by a number that is in excess of the amount or number of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights or shall have the effect of decreasing the number of shares of Common Stock that have been issued upon conversion of any shares of Series B Junior Convertible Stock prior to the date of such readjustment.

                  (v) De minimis Adjustments. No adjustment in the number of shares of Common Stock issuable under any Then-Convertible Shares shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock purchasable upon a conversion of Then-Convertible Shares; provided, that any adjustments which by reason of this Section 5(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                  (vi) Notice of Adjustment. Whenever the number of shares of Common Stock or other stock or property issuable upon the conversion of Then-Convertible Shares is adjusted, as herein provided, the Corporation shall deliver to the holders thereof a certificate of a firm of independent public accountants selected by the Board of Directors of the Corporation (who may be the regular accountants employed by the Corporation) setting forth the number of shares of Common Stock or other stock or property issuable upon the conversion of each Then-Convertible Share after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made and shall promptly mail by first class mail, postage prepaid, to each holder notice of such adjustment or adjustments.


      6.    OPTIONAL REDEMPTION

            (a) Redemption Price. The Corporation, at its sole option, may redeem shares of the Series B Junior Convertible Preferred Stock, in whole or part, for cash, at any time or from time to time, for a redemption price per share equal to the sum of the Stated Value and any accrued and unpaid dividends on such shares.

            (b) Selection of Shares to be Redeemed. If fewer than all of the outstanding shares of the Series B Junior Convertible Preferred Stock are to be called for redemption, such redemption of Series B Junior Convertible Preferred Stock will apply to shares of Series B Junior Convertible Preferred Stock in the order they became or will become convertible pursuant to Section 5(a), i.e., if the Corporation redeems 50% of the outstanding shares of Series B Junior Convertible Preferred Stock, then the remaining shares of Series B Junior Convertible Preferred Stock would not become convertible until the third and fourth Conversion Dates (March 1, 1998 and June 1, 1998). If following a notice of redemption pursuant to Section 6(c), holders exercise their right to convert shares of Series B Junior Convertible Preferred Stock pursuant to Section 5(a), then the Corporation may elect to redeem only those shares to be called for redemption that have not been converted or may elect to redeem the full number of shares called for redemption, subject to the order of redemption set forth in the preceding sentence. Subject to the foregoing, the number of shares of Series B Junior Convertible Preferred Stock called for redemption shall be redeemed ratably from each holder of Series B Junior Convertible Preferred Stock proportionate to the amount of Series B Junior Convertible Preferred Stock held by each holder after giving effect to any conversion pursuant to Section 5(a).

            (c) Notice of Redemptions. Notice of redemptions shall be given by first class mail, postage prepaid, mailed not less than 20 nor more than 60 business days prior to the redemption date or, if such notice period is not feasible in connection with a transaction described in Section 5(g), such notice period as is practicable in the circumstances, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of the Series B Junior Convertible Preferred Stock to be redeemed and, if fewer than all of the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (iv) that dividends on the shares to be redeemed will cease to accrue on the redemption date; and (v) if applicable, that the right to convert Series B Junior Convertible Preferred Stock pursuant to Section 5 will expire unless exercised within 15 business days after receipt of the notice of redemption.

            (d) Cessation of Dividends on Shares Redeemed. Notice having been mailed as stated in subsection (c) above, from and after the close of business on the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption), dividends on the shares of the Series B Junior Convertible Preferred Stock redeemed shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

            (e) Status of Redeemed or Converted Shares. Upon redemption or conversion, any shares of the Series B Junior Convertible Preferred Stock which have been so redeemed or converted shall be retired and thereafter have the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors or a duly authorized committee thereof.


      7.    MANDATORY REDEMPTION.

      On ____________, 2009 (the "Final Redemption Date")(1), the Corporation shall redeem from any source of funds legally available therefor, in the manner provided in Section 6(c) above, all of the shares of the Series B Junior Convertible Preferred Stock then outstanding at a redemption price equal to the Stated Value per share, plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends per share to the Final Redemption Date.

      8.    PREEMPTIVE RIGHTS.

      No shares of Series B Junior Convertible Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities or such warrants, rights or options may be designated, issued or granted.


--------

(1)         [Twelfth anniversary of the Initial Issuance Date]

                                                                       EXHIBIT C











                                 METROCALL, INC.



                             1996 Stock Option Plan

















                                                                    AS AMENDED
                                                    EFFECTIVE FEBRUARY 5, 1997

                                 METROCALL, INC.
                             1996 STOCK OPTION PLAN
                     AS AMENDED, EFFECTIVE FEBRUARY 5, 1997


      METROCALL, INC., a Delaware corporation (the "Corporation"), sets forth herein the terms of the 1996 Stock Option Plan (the "Plan") as follows:

1.    PURPOSE

      The Plan is intended to advance the interests of the Corporation by providing eligible employees and outside directors ("Eligible Directors") of the Corporation, its predecessors, and its affiliates an opportunity to acquire or increase their proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries. Options granted under the Plan (the "Options") to employees may be nonqualified stock options ("NQSOs") or may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute. Options granted to Eligible Directors must be NQSOs.

2.    ADMINISTRATION

      2.1.  COMMITTEE

      The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board"). The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Certificate of Incorporation and Bylaws of the Corporation and applicable law. The Board may also act under the Plan as though it were the Committee.

      2.2   ACTION BY COMMITTEE

      The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Certificate of Incorporation and Bylaws of the Corporation and applicable law. The Committee shall have the full power and authority to take all actions and to make all determinations required or permitted under the Plan and any Option granted hereunder. The Committee shall have the full power and authority to take all other actions and determination not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The

Committee's powers shall include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Certificate of Incorporation and Bylaws of the Corporation and applicable law. The interpretation and construction by the Committee of any provision of the Plan or any Option granted hereunder shall be final and conclusive.

      Notwithstanding the foregoing, the Committee shall have no discretion over the amount, price or timing of options granted to Eligible Directors.

      2.3.  NO LIABILITY

      No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan.

      2.4.  APPLICABILITY OF RULE 16b-3

      Those provisions of the Plan that make express reference to Rule 16b-3 shall apply only to persons who are required to file reports under Section 16(a) of the Exchange Act.

3.    STOCK AND OTHER RIGHTS

      The stock that may be issued pursuant to Options shall be shares of common stock of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued under the Plan shall not exceed in the aggregate 2,000,000 shares of Stock, which number of shares is subject to adjustment as provided in Section 12. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available immediately for future grants of Options under the Plan.

      No additional options will be granted under either the Metrocall, Inc. Amended and Restated 1993 Stock Option Plan or the Metrocall, Inc. Directors Stock Option Plan (together, the "Predecessor Plans"). However, any shares of Stock that were available for grants under the Predecessor Plans as of the date of such approval but had not been the subject of options granted under the Predecessor Plans shall be available for grants under this Plan, provided, however, that such shares shall not be available for the grant of Options intended to qualify as Incentive Stock Options.

      The maximum number of shares of Stock that may be issued pursuant to Options granted under the Plan to any person is 750,000 shares, which number of shares is subject to adjustment as provided in Section 12.

      In satisfaction of certain obligations of the Corporation under its merger agreement with A+ Network, Inc. ("AN"), dated as of May 16, 1996 (the "Merger Agreement"), the Plan has issued Options to persons who were employees or outside directors of AN before its merger with the Corporation (the "AN Replacement Options"). The AN Replacement Options have the terms specified by AN's Board of Directors before the merger (as adjusted for the effects of the merger) and include the right under this Plan to acquire "variable common rights" ("VCRs") issued by the Corporation in the form and with the terms provided in the Merger Agreement. The maximum number of VCRs that may be issued pursuant to AN Replacement Options granted under the Plan is that number of VCRs that would satisfy the obligations under the Merger Agreement, which number of rights is subject to adjustment at the same time and in the same manner as shares are adjusted under Section 12.

4.    ELIGIBILITY

      Options may be granted under the Plan to any employee or director of the Corporation or any Subsidiary (including any such employee who is an officer or director of the Corporation or any Subsidiary) and as the Committee shall determine and designate from time to time prior to expiration or termination of the Plan. Options may also be granted in accordance with the AN Merger Agreement. (Individuals who have been granted Options are referred to as "Optionees.") An individual may hold more than one Option, subject to such restrictions as are provided herein.

5.    EFFECTIVE DATE AND TERM

      5.1.  EFFECTIVE DATE

      The Plan became effective as of April 5, 1996 (the "Effective Date") and was approved by the stockholders on May 1, 1996. The amendment was approved by the Board on February 5, 1997.

      5.2.  TERM

      The Plan shall terminate ten years after the Effective Date unless previously terminated under Section 11.

6.    EMPLOYEE STOCK OPTIONS

      6.1   GRANT OF OPTIONS

      Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the termination of the Plan, grant to such eligible employees as the Committee may determine, Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions that may be necessary to qualify such Options as Incentive Stock Options under Code Section 422. The date on which the Committee approves the grant of an Option shall be considered the date on which such Option is granted. Neither the employee nor any person entitled to exercise any rights hereunder shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent that the certificates for such shares have been issued upon the exercise of the Option.

      6.2   LIMITATION ON INCENTIVE STOCK OPTIONS

      An Option granted to an employee shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Corporation and its parent and subsidiary corporations, within the meaning of the Code Section 422(d)), does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

      6.3   OPTION AGREEMENTS

      All Options granted to employees pursuant to the Plan shall be evidenced by written agreements in such form or forms as the Committee shall from time to time determine. Option agreements may be amended by the Committee from time to time and need not contain uniform provisions.

      6.4   OPTION PRICE

      The purchase price of each share of Stock subject to an Option issued under Section 6 shall be fixed by the Committee. In the case of an Option not intended to constitute an Incentive Stock Option, the option price shall be not less than the par value of the Stock covered by the Option. In the case of an Option that is intended to be an Incentive Stock Option, the option price shall be not less than the greater of par value of the Shares or 100% of the Fair Market Value (as defined below) of a share of Stock covered by the Option on the date the Option is granted; provided, however, that in the event the employee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to more-than-10%-stock-owners), the option price of an Option that is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110% of the Fair Market Value of a share of Stock covered by the Option at the time such Option is granted.

      Fair Market Value of Stock for purposes of this Plan shall mean, in the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Security Dealers Automated Quotation System, or is publicly traded on an established securities market, the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market on the date the Option is granted) or, if there is no such closing price, then the mean between the highest bid and lowest asked price or between the high and low prices on such date, or, if no sale of stock has been made on such day, on the preceding day on which any such sale shall have been made.

      6.5   TERM

      Each Option granted to an employee under the Plan shall terminate and all rights to purchase Stock thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such prior date as may be fixed by the Committee and stated in the option agreement relating to such Option; provided, however, that in the event the employee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Code Sections 422(b)(6) and 424(d)(relating to more-than-10%-stock-owners), an Option granted to such employee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

      6.6   EXERCISE BY OPTIONEE

      Only the employee receiving an Option (or, in the event of the Optionee's legal incapacity or incompetency, the employee's guardian or legal representative, and in the case of the employee's death, the employee's estate) may exercise the Option.

      6.7   OPTION PERIOD AND LIMITATIONS ON EXERCISE

      Each Option granted under the Plan to an employee shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon expiration or termination of the Option, as the Committee shall determine and set forth in the option agreement. Without limiting the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that the Option granted to an employee may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the option agreement. Any such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option.

      6.8.  METHOD OF EXERCISE

      An Option that is exercisable by an employee hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Corporate Secretary, of written notice of exercise. Such notice shall specify the number of shares for which the Option is being exercised and shall be accompanied by payment in full of the option price of the shares for which the Option is being exercised. Payment in full of the Option price need not accompany the written notice of exercise provided the notice directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the option and at the time the stock certificates are delivered to the broker, the broker will tender to the Corporation cash or cash equivalents acceptable to the Corporation equal to the exercise price.

      Payment of the option price for the shares of Stock purchased pursuant to the exercise of an Option by an employee shall be made, as determined by the Committee and set forth in the option agreement, as follows:

      (a) in cash or by certified check payable to the order of the Corporation;

      (b) through the tender to the Corporation of shares of Stock, which must have been held by the individual exercising the option for at least six months at the time of surrender or must have been acquired under an employee granted not less than six months prior to the time of surrender and which shall be valued, for purposes of determining the extent to which the option price has been paid, at their Fair Market Value on the date of exercise; or

      (c) by a combination of the foregoing methods or any other method that the Committee may allow.

      The Committee may, in the option agreement and after due consideration of the effect on the Corporation's financial statements, provide that the Optionee can direct the Corporation to withhold shares of Stock otherwise issuable pursuant to exercise of an Option equal in value to the option price or any portion thereof.

      Notwithstanding the preceding, the Committee may, in its discretion, impose and set forth in the option agreement such limitations or prohibitions on the methods of exercise as the Committee deems appropriate. Promptly after the exercise of an Option and the payment in full of the option price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 12, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

      6.9   WITHHOLDING.

      The Corporation shall have the right to withhold, or require an individual exercising an Option to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to the exercise of Options. To the extent permissible under applicable tax, securities and other laws, the option agreement may permit satisfaction of a tax withholding requirement by withholding shares of Stock issued as a result of the exercise of an Option.

7.    DIRECTOR STOCK OPTIONS

      7.1   GRANT OF FORMULA OPTIONS

      On the Effective Date, an Eligible Director then serving on the Board shall be granted a Formula Option to purchase 10,000 shares of Stock. Thereafter, each Eligible Director whose Commencement of Service is after the Effective Date shall be granted a Formula Option to purchase 10,000 shares of Stock on the date of such Commencement of Service. "Commencement of Service" means the date of commencement of the Eligible Director's first term as an Eligible Director, which shall be the earlier of (a) the date of the first meeting of the Board attended by the Eligible Director as a member of the Board, including the meeting at which such Eligible Director was first appointed as a member of the Board, if attended by such Eligible Director, or (b) the date of the first action by written consent joined by the Eligible Director. Each Eligible Director shall be granted an additional Formula Option to purchase 1,000 shares of Stock on each anniversary of the date on which he or she was granted the initial Formula Option pursuant to this Section 7.1, provided the Eligible Director continues to qualify as such on that anniversary date.

      7.2   DISCRETIONARY GRANTS TO DIRECTORS

      Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, grant to such Eligible Directors as the Board may determine, Options, in addition to the Formula Options, to purchase such number of shares of Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option shall be considered the date on which such Option is granted. Neither the director nor any person entitled to exercise any rights hereunder shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent that the certificates for such shares have been issued upon the exercise of the Option.

      7.3   EXERCISE PRICE

      The exercise price of each Option granted to an Eligible Director shall be the Fair Market Value of the Stock subject to the Option on the date the Option is granted or the date of initial shareholder approval of the Plan if later, except as the Board otherwise specifies.

      7.4   VESTING

      Formula Options granted to Eligible Directors shall be fully vested and exercisable six months after the date of grant. The Board may specify the same or a different vesting schedule for other Options granted to Eligible Directors.

      7.5   EXERCISE OF OPTION

      Subject to Section 7.4 hereof, an Eligible Director may, at any time, exercise an Option with respect to all or any part of the shares of Stock then subject to such Option by giving the Corporation written notice of exercise, specifying the number of shares as to which the Option is being exercised. Such notice shall be addressed to the Corporate Secretary at the Corporation's principal office, and shall be effective when actually received (by personal delivery, fax or other delivery) by the Corporate Secretary. Such notice shall be accompanied by an amount equal to the option price of such shares, in the form of any one or combination of the following: cash or cash equivalents, or shares of Stock valued at Fair market Value in accordance with the Plan. Shares of Stock acquired by the Eligible Director through exercise of an Option may be surrendered in payment of the Option price of Options; provided however, that any Stock surrendered in payment must have been (a) held by the Eligible Director for more than six months at the time of surrender or (b) acquired under an Option granted not less than six months prior to the time of surrender. Payment in full of the Option price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option price.

      7.5   TERM OF OPTION

      Options granted to Eligible Directors shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted. Termination of the Optionee's status as an Eligible Director shall not cause a Formula Option to terminate, but the Board may designate termination as a director as a grounds for forfeiture of other Options granted to Eligible Directors.

      All options granted to Directors pursuant to Section 7 shall be evidenced by uniform, written agreements setting forth the terms specified in this Section
7. The Board, but not the Committee, may amend the terms of any such agreements relating to the amount, price or timing of the awards granted to Eligible Directors.

8.    TRANSFERABILITY OF OPTIONS

      No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

9.    USE OF PROCEEDS

      The proceeds received by the Corporation from the sale of Stock pursuant to Options shall constitute general funds of the Corporation.

10.   REQUIREMENTS OF LAW

      10.1. GENERAL

      The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the

Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933, as amended (the "Securities Act"), upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

      10.2  RULE 16b-3

      The Plan is intended to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

11.   AMENDMENT AND TERMINATION

      The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board with respect to ISOs shall be made without stockholder approval when required to comply with Section 422 of the Code. The Corporation also may retain the right in an option agreement to cause a forfeiture of the shares or gain realized by an Optionee on account of the Optionee taking actions in "competition with the Corporation," as defined in the applicable option agreement. Furthermore, the Corporation may, in the option agreement, retain the right to annul the grant of an Option if the holder of such grant was an employee of the

Corporation or a Subsidiary and is terminated "for cause," as described in the applicable option agreement. Except as permitted under Sections 10 or 12, no amendment, suspension or termination of the Plan or option agreement shall, without the consent of the Optionee, alter or impair rights or obligations under any Option previously granted under the Plan.

12.   EFFECT OF CHANGES IN CAPITALIZATION

      12.1. CHANGES IN STOCK

      If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the Effective Date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. Appropriate adjustment shall also be made to the number of shares of stock subject to options to be granted under Section 7.1 after such adjustment.

      12.2. REORGANIZATION WITH CORPORATION SURVIVING

      Subject to Section 12.3, if the Corporation is the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option previously granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option price per share so that the aggregate option price thereafter shall be the same as the aggregate option price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

      12.3. OTHER REORGANIZATIONS; SALE OF ASSETS OR STOCK

      Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an affiliate of the Corporation as defined in Rule 144(a)(1) under the Securities Act) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth in the option agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs, but subject to any additional limitations that the Committee may, in its sole discretion, include in any option agreement. The Committee shall send written notice of an event that will result in such a termination to all Optionees not later than the time at which the Corporation gives notice thereof to its stockholders.

      12.4. ADJUSTMENTS

      Adjustments under this Section 12 relating to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

      12.5. NO LIMITATIONS ON CORPORATION

      The grant of an Option or pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

13.   DISCLAIMER OF RIGHTS

      No provision in the Plan or any option agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

14.   NONEXCLUSIVITY

      Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

15.   INDEMNIFICATION

      To the extent permitted by applicable law, the Committee shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Committee in connection with or resulting from any claim, action, suit or proceeding to which the Committee may be a party or in which the

Committee may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Committee (with the Corporation's written approval) in the settlement thereof, or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding except a judgment in favor of the Corporation; subject, however, to the conditions that upon the institution of any claim, action, suit or proceeding against the Committee, the Committee shall give the Corporation an opportunity in writing, at its own expense, to handle and defend the same before the Committee undertakes to handle and defend it on the Committee's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such persons may be entitled as a matter of law or otherwise, or any power the Corporation may have to indemnify the Committee or hold the Committee harmless.

      The Committee and each officer and employee of the Corporation shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Corporation or any employee of the Corporation. In no event shall any persons who are or were members of the Committee, or an officer or employee of the Corporation, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or any failure to act, if in good faith.

                                METROCALL, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby constitutes and appoints the Proxy Committee comprised of Ronald V. Aprahamian and Richard M. Johnston the true and lawful agent and proxy with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Metrocall, Inc. to be held at the Ritz-Carlton, Pentagon City, 1250 South Hayes Street, Arlington, Virginia on May 7, 1997, at 9:00 a.m., local time, and at any adjournments thereof, on all matters coming before said meeting.

Election of Directors each for a three-year term, Nominees:

Suzanne S. Brook, William L. Collins, III, Francis A. Martin, III

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARE(S) UNLESS YOU SIGN AND RETURN THIS CARD.

The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of Metrocall either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.
                                                                    ------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                    ------------
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                     /\       FOLD AND DETACH HERE       /\








                               METROCALL, INC.


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 7, 1997
                                   9:00 A.M.
                          RITZ-CARLTON, PENTAGON CITY
                            1250 SOUTH HAYES STREET
                              ARLINGTON, VIRGINIA










--------------------------------------------------------------------------------

[X]PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.


   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE HELD VOTED FOR EACH PROPOSAL.

-----------------------------------------------------------------------------------------------------------------------------------
                                           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS
-----------------------------------------------------------------------------------------------------------------------------------
                 FOR  WITHHELD                             FOR  AGAINST ABSTAIN                               FOR  AGAINST ABSTAIN
1. Election of   [ ]    [ ]    2. Ratification of the      [ ]    [ ]     [ ]    3. Approval of an            [ ]    [ ]     [ ]
   Directors                      appointment by the                                amendment to Amended and
   (See reverse)                  Board of Directors of                             Restated Certificates of
For, except vote withheld from    Arthur Andersen LLP as   [ ]    [ ]     [ ]       Incorporation increasing
the following nominee(s):         independent public                                the number of authorized
                                  accountants of Metrocall                          shares of Common Stock
-----------------------------     for the fiscal year ending                        from 33.5 million to 60.0
                                  December 31, 1997                                 million.

                                                                                 4. Approval of the           [ ]    [ ]     [ ]
                                                                                    Conversion rights of
                                                                                    holders of Series B
                                                                                    Preferred Stock.

-------------------------------------------------------------------------------- 5. Approval of certain       [ ]    [ ]     [ ]
                                                                                    amendments to Metrocall
                                                                                    1996 Stock Option Plan.

                                                                                 6. In its discretion, the Proxy Committee is
                                                                                    authorized to vote such other business as may
                                                                                    properly come before the meeting or any
                                                                                    adjournments or postponements thereof.
                                                                                ---------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Only one signature is required in the case of
                                                                                jointly owned stock.  When signing as attorney,
                                                                                executor, administrator, trustee or guardian, please
                                                                                give full title as such.



                                                                                  ----------------------------------------------


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                                                                                     SIGNATURE(S)                        DATE

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
                    /\        FOLD AND DETACH HERE     /\